Exhibit 2.3

                         UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re:                              )     Chapter 11 Cases
                                    )
FOAMEX INTERNATIONAL INC., et al.,  )     Case No. 05-12685 (PJW)
                                    )
                         Debtors.   )     (Jointly Administered)


               DEBTORS' FIRST AMENDED JOINT PLAN OF REORGANIZATION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

                             PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
                             Alan W. Kornberg
                             Brian S. Hermann
                             Justin G. Brass
                             Ephraim I. Diamond
                             1285 Avenue of the Americas
                             New York, New York  10019-6064
                             (212) 373-3000

                             -and-

                             YOUNG CONAWAY STARGATT & TAYLOR, LLP
                             Pauline K. Morgan (No. 3650)
                             Joseph M. Barry (No. 4221)
                             1000 West St., 17th Floor
                             P.O. Box 391
                             Wilmington, Delaware 19801
                             (302) 571-6600

                             Attorneys for the Debtors and Debtors in Possession

Dated:   Wilmington, Delaware
         October 23, 2006

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
I. DEFINITIONS AND CONSTRUCTION OF TERMS.................................................................1
         A.       Definitions............................................................................1
         B.       Interpretation, Application of Definitions and Rules of Construction..................21

II. CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS.......................................................21
         A.       Introduction..........................................................................21

III. TREATMENT OF ADMINISTRATIVE CLAIMS  AND PRIORITY TAX CLAIMS........................................23
         A.       Administrative Claims.................................................................23
         B.       Bar Date for Administrative Claims....................................................23
         C.       Fee Claims............................................................................24
         D.       Substantial Contribution Claims.......................................................24
         E.       Priority Tax Claims...................................................................24
         F.       DIP Financing Claims..................................................................25

IV.  TREATMENT OF CLAIMS AND EQUITY INTERESTS...........................................................25
         A.       Class 1 -- Other Priority Claims......................................................25
         B.       Class 2 -- Other Secured Claims.......................................................26
         C.       Class 3 -- Senior Secured Note Claims.................................................26
         D.       Class 4 -- Senior Subordinated Note Claims............................................27
         E.       Class 5 -- General Unsecured Claims...................................................27
         F.       Class 6 -- Unliquidated Claims........................................................28
         G.       Class 7 -- Intercompany Claims........................................................28
         H.       Class 8 -- Equity Interests in Surviving Debtor Subsidiaries..........................28
         I.       Class 9 -- Existing Preferred Stock...................................................29
         J.       Class 10 -- Existing Common Stock.....................................................29
         K.       Class 11 -- Other Common Equity Interests In Foamex International.....................29

V. PROVISIONS REGARDING VOTING, DISTRIBUTIONS, AND TREATMENT OF DISPUTED, CONTINGENT AND
         UNLIQUIDATED ADMINISTRATIVE EXPENSE CLAIMS, CLAIMS AND EQUITY INTERESTS........................30
         A.       Voting on Plan........................................................................30
         B.       Distributions.........................................................................30
         C.       Objections to and Resolution of Claims................................................31
         D.       Procedure for Resolution of Post-Petition Interest Disputes...........................32
         E.       Estimation............................................................................33
         F.       Administrative Claims of Indenture Trustees...........................................33
         G.       Cancellation and Surrender of Existing Securities and Agreements......................34
         H.       Nonconsensual Confirmation............................................................34

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                                                                                                      Page
                                                                                                      ----

VI. SUBSTANTIVE CONSOLIDATION OF THE DEBTORS............................................................34

VII. PROVISIONS REGARDING IMPLEMENTATION OF PLAN........................................................35
         A.       Exit Facilities.......................................................................35
         B.       Rights Offering.......................................................................35
         C.       Put Option............................................................................36
         D.       Call Option...........................................................................36
         E.       Use of Rights Offering Proceeds.......................................................36
         F.       Securities to be Issued Pursuant to the Plan..........................................37
         G.       Filing of Form 15.....................................................................37
         H.       Registration Rights Agreement.........................................................38
         I.       Corporate Governance and Management of the Reorganized Debtors........................39
         J.       Reorganized Debtors' Management Incentive Plan........................................40
         K.       KERP..................................................................................41
         L.       Powers of Officers....................................................................41
         M.       Corporate Reorganization..............................................................41

VIII. EFFECT OF CONFIRMATION OF THE PLAN................................................................41
         A.       Continued Corporate Existence.........................................................41
         B.       Dissolution of Creditors' Committee...................................................42
         C.       Vesting of Property...................................................................42
         D.       Termination of Subordination Rights...................................................42
         E.       Discharge of the Debtors..............................................................43
         F.       Injunction............................................................................43
         G.       Preservation of Causes of Action......................................................43
         H.       Votes Solicited in Good Faith.........................................................44
         I.       Administrative Claims Incurred After the Confirmation Date............................44
         J.       Mutual Releases.......................................................................44
         K.       Releases by non-Debtors...............................................................45
         L.       Exculpation...........................................................................46
         M.       Term of Bankruptcy Injunction or Stays................................................46
         N.       Reinstatement and Continuation of Insurance Policies..................................47
         O.       Officers' and Directors' Indemnification Rights and Insurance.........................47

IX. RETENTION OF JURISDICTION...........................................................................47

X. MISCELLANEOUS PROVISIONS.............................................................................48
         A.       Payment of Statutory Fees.............................................................48
         B.       Modification of the Plan..............................................................48
         C.       Governing Law.........................................................................49
         D.       Filing or Execution of Additional Documents...........................................49
         E.       Withholding and Reporting Requirements................................................49
         F.       Exemption From Transfer Taxes.........................................................49
         G.       Securities Issues.....................................................................50
         H.       Waiver of Bankruptcy Rule 3020(e) and Federal Rule of Civil Procedure 62(a)...........50

                                       ii

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                                                                                                      Page
                                                                                                      ----

         I.       Exhibits/Schedules....................................................................50
         J.       Notices...............................................................................50
         K.       Plan Supplement.......................................................................51
         L.       Conflict..............................................................................52
         M.       Setoff by the United States...........................................................52

XI. EXECUTORY CONTRACTS AND UNEXPIRED LEASES............................................................52
         A.       Assumption and Rejection of Executory Contracts and Unexpired Leases..................52
         B.       Cure..................................................................................53
         C.       Rejection Damage Claims...............................................................53

XII. BENEFIT PLANS......................................................................................53

XIII. CONFIRMATION AND EFFECTIVENESS OF THE PLAN........................................................54
         A.       Conditions Precedent to Confirmation..................................................54
         B.       Conditions Precedent to Effectiveness.................................................55
         C.       Waiver of Conditions..................................................................56
         D.       Effect of Failure of Conditions.......................................................56
         E.       Vacatur of Confirmation Order.........................................................56
         F.       Revocation, Withdrawal, or Non-Consummation...........................................57


          Foamex International Inc. ("Foamex International" or the "Company"), Foamex L.P., Foamex Latin America, Inc., Foamex Asia, Inc., FMXI, Inc., Foamex Carpet Cushion LLC, Foamex Capital Corporation, Foamex Mexico, Inc. and Foamex Mexico II, Inc., the above-captioned debtors and debtors-in-possession (collectively, the "Debtors"), hereby propose the following first amended joint plan of reorganization under section 1121(a) of the Bankruptcy Code.

          Reference is made to the Disclosure Statement accompanying this Plan, including the exhibits thereto, for a discussion of the Debtors' history, business, properties, results of operations, and projections for future operations and risk factors, together with a summary and analysis of this Plan. All Interest holders entitled to vote on this Plan are encouraged to consult the Disclosure Statement and to read this Plan carefully before voting to accept or reject this Plan.

          NO SOLICITATION MATERIALS, OTHER THAN THE DISCLOSURE STATEMENT AND RELATED MATERIALS TRANSMITTED THEREWITH AND APPROVED BY THE COURT, HAVE BEEN AUTHORIZED BY THE COURT FOR USE IN SOLICITING ACCEPTANCES OR REJECTIONS OF THIS PLAN.

                                       I.

                      DEFINITIONS AND CONSTRUCTION OF TERMS

          A.   Definitions.

          Unless otherwise defined herein, or the context otherwise requires, the following terms shall have the respective meanings set forth below:

2005 Indenture Trustee        means  The  Bank of New  York  and  any  successor
                              thereto.

2005 Senior Subordinated      means the 13 1/2%  Senior  Subordinated  Notes due
Notes                         2005   issued   pursuant   to  the   2005   Senior
                              Subordinated Notes Indenture.

2005 Senior Subordinated      means  all  Claims  arising  from the 2005  Senior
Notes Claims                  Subordinated  Notes  Indenture  on  account of the
                              2005 Senior Subordinated Notes.

2005 Senior Subordinated      means the  Indenture  (as  amended,  supplemented,
Notes Indenture               restated  or  otherwise  modified),  dated  as  of
                              December  23,  1997,  by and  among  Foamex  L.P.,
                              Foamex   Capital    Corporation,    General   Felt
                              Industries, Inc., Foamex Fibers, Inc., Foamex LLC,
                              Crain  Holdings Corp. and The Bank of New York, as
                              Trustee.

2007 Indenture Trustee        means  The  Bank of New  York  and  any  successor
                              thereto.

2007 Senior Subordinated      means  the 9 7/8%  Senior  Subordinated  Notes due
Notes                         2007   issued   pursuant   to  the   2007   Senior
                              Subordinated Notes Indenture.

2007 Senior Subordinated      means  all  Claims  arising  from the 2007  Senior
Notes Claims                  Subordinated  Notes  Indenture  on  account of the
                              2007 Senior Subordinated Notes.

2007 Senior Subordinated      means the  Indenture  (as  amended,  supplemented,
Notes Indenture               restated or otherwise modified),  dated as of June
                              12, 1997, by and among Foamex L.P., Foamex Capital
                              Corporation, General Felt Industries, Inc., Foamex
                              Fibers, Inc. and The Bank of New York, as Trustee.

Additional Common Stock       means  the  common  stock  in  Reorganized  Foamex
                              International   to  be  issued  on  or  after  the
                              Effective Date as provided for in Article  VII.F.2
                              of  the  Plan,  it  being   understood   that  any
                              Additional   Common   Stock   to  be   issued   to
                              Equityholders under the Rights Offering or to the Significant Equityholders pursuant to the Call
                              Option, if exercised, shall be issued on the Effective Date.


Additional Common Stock       means $2.25 per share.
Purchase Price

Ad Hoc Committee of           means the informal  committee  comprised of one or
Senior Secured                more  holders  of  Senior  Secured  Notes  and the
Noteholders                   Senior Secured Indenture  Trustee,  as constituted
                              from time to time.

Administrative Claim          means any right to payment  constituting a cost or
                              expense of  administration of the Chapter 11 Cases
                              of a kind  specified  under section  503(b) of the
                              Bankruptcy  Code and  entitled to  priority  under
                              section  507(a)(1),  507(b) or  1114(e)(2)  of the
                              Bankruptcy Code,  including,  without  limitation,
                              any actual and  necessary  costs and  expenses  of
                              preserving  the Estates,  any actual and necessary
                              costs  and  expenses  of  operating  the  Debtors'
                              business, any Substantial Contribution Claims, any
                              indebtedness or obligations incurred or assumed by
                              the Debtors in Possession  in connection  with the
                              conduct  of  their  business,  including,  without
                              limitation,   for  the  acquisition  or  lease  of
                              property   or  an  interest  in  property  or  the
                              rendition  of  services,  all valid  and  existing
                              reclamation    claims,    all   compensation   and
                              reimbursement of expenses to the extent awarded by the Court under sections 330, 331 or 503 of the Bankruptcy Code, and any fees or charges assessed against the Estates under section 1930 of title 28 of the United States Code.

Administrative Claims Bar     means [December] __, 2006.
Date

Allowed means, with reference to any Claim, (a) any Claim against any of the Debtors that has been listed by the Debtors in the Schedules, as such Schedules may have been amended by the Debtors from time to time in accordance with Bankruptcy Rule 1009, as liquidated in amount and not disputed or contingent, and with respect to which no contrary proof of claim has been filed, (b) any Claim specifically allowed under this Plan, (c) any Claim the amount or existence of which has been determined or allowed by a Final Order, or (d) any Claim as to which a proof of claim has been timely filed before the Bar Date, provided that no objection to the allowance thereof has been filed by the Claims Objection Deadline; provided, however, that the term Allowed, with reference to any Claim, shall not include (x) any Unliquidated Claim or (y) interest, penalties or attorneys' fees on or related to any Claim that accrues from and after the Petition Date unless otherwise expressly provided for in this Plan.

Amended and Restated By-      means  the   Amended  and   Restated   By-Laws  of
Laws                          Reorganized Foamex  International,  which shall be
                              in  substantially  the form  contained in the Plan
                              Supplement.

Amended and Restated          means the Second Amended and Restated  Certificate
Certificate of Incorporation  of    Incorporation    of    Reorganized    Foamex
                              International, which shall be in substantially the form contained in the Plan Supplement.

Ballots means the ballots distributed with the Disclosure Statement to those that are entitled to vote on the Plan upon which is to be indicated, among other things, acceptance or rejection of the Plan.

Bankruptcy Code               means  title  11 of the  United  States  Code,  11
                              U.S.C. ss. 101 et seq., as in effect on the Petition Date or as otherwise applicable to these Chapter 11 Cases.

Bankruptcy   Rules            means the Federal Rules of Bankruptcy Procedure as
                              promulgated by the United States Supreme Court under section 2075 of title 28 of the United
                              States Code, and local rules of the Court, as the context may require, as in effect on the Petition
                              Date or as otherwise  applicable  to
                              these Chapter 11 Cases.

Bar Date means (i) with respect to all Claims other than Administrative Claims, the applicable deadline established pursuant to the Bar Date Order or such other deadline as has been granted by order of the Court with respect to one or more holders of
                              Claims, by which proofs of Claim of the type described in such order must be filed in the Chapter 11 Cases and (ii) with respect to Administrative Claims, the Administrative Claims Bar Date.


Bar Date Order                means that certain order,  entered by the Court on
                              October 18, 2005  [Docket No.  199],  establishing
                              the Bar Date with respect to the Claims  described
                              therein,   which  do  not  include  Administrative
                              Claims.

Business Day                  means any day not designated as a legal holiday by
                              Bankruptcy Rule 9006(a) and any day on which commercial banks are open for business, and not authorized, by law or executive order, to close, in the City of New York, New York.


Call  Option                  means a call option to be issued by the Company to
                              the Significant Equityholders pursuant to this Plan which, subject to the terms and conditions of the Call Option Agreement and the payment by the Significant Equityholders to the Company of the Call Option Premium, will permit the Significant
                              Equityholders to purchase on the Effective Date at a per share price equal to the Additional Common
                              Stock Purchase Price, all remaining shares of Additional Common Stock not otherwise subscribed and paid for by the Equityholders pursuant to the Rights Offering as of the Expiration Time, up to a maximum aggregate purchase price equal to the Rights Offering Amount less the aggregate amount of proceeds received by Foamex International as a result of the exercise of Rights, which Additional
                              Common  Stock  shall be issued to the  Significant
                              Equityholders  on the Effective  Date.

Call Option Agreement         means the call option  agreement among the Company
                              and each of the Significant Equityholders which shall be in substantially the form contained in the Plan Supplement and shall be executed on or before the Confirmation Date.

Call Option Premium           means  $2,000,000.00  in Cash.

Cash means cash and cash equivalents denominated in legal tender of the United States of America.

Causes of Action              means  any  and all  actions,  causes  of  action,
                              suits,   accounts,   controversies,    agreements,
                              promises,  rights  to legal  remedies,  rights  to
                              equitable remedies,  rights to payment and claims,
                              whether known, unknown,  reduced to judgment,  not
                              reduced  to  judgment,  liquidated,  unliquidated,
                              fixed, contingent,  matured, unmatured,  disputed,
                              undisputed,   secured  or  unsecured  and  whether
                              asserted or assertable  directly or  derivatively,
                              in  law,   equity  or  otherwise,   now  owned  or
                              hereafter acquired by the Debtors, and the Cash and non-Cash proceeds thereof, whether arising under the Bankruptcy Code or other federal, state or foreign law, equity or otherwise, including, without limitation, any causes of action arising under sections 510, 544, 547, 548, 549, 550, 551 or any other section of the Bankruptcy Code.

Chapter  11  Cases            means  the  chapter  11  cases  commenced  by  the
                              Debtors.

Claim                         means  any  claim,  as  such  term is  defined  in
                              section 101(5) of the Bankruptcy Code.

Claims Objection Deadline     means,  except  with  respect  to Fee  Claims  and
                              Substantial Contribution Claims, the last day for filing objections to Claims and Administrative
                              Claims,  which  day  shall  be one  hundred-twenty
                              (120) days after the Effective Date or such later date as the Court may order.

Class means each category or group of Claims or Equity Interests as classified or designated in Article II of this Plan.


Collateral                    means any  property or interest in property of the
                              Estates subject to a Lien to secure the payment or performance of a Claim, which Lien has not been avoided or is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable state law.

Confirmation                  means  "confirmation"  as used in section  1129 of
                              the Bankruptcy Code.

Confirmation Date             means the date on which the Confirmation  Order is
                              entered on the Court's docket.


Confirmation Hearing          means the hearing to consider  Confirmation of the
                              Plan  pursuant to section  1128 of the  Bankruptcy
                              Code,  as it
                              may be adjourned or continued from time to time.

Confirmation Order            means the order  entered  by the Court  confirming
                              the  Plan   pursuant   to  section   1129  of  the
                              Bankruptcy Code.

Court means the United States Bankruptcy Court for the District of Delaware having jurisdiction over the Chapter 11 Cases, or any other court having jurisdiction over the Chapter 11 Cases.

Creditor means "creditor" as defined in section 101(10) of the Bankruptcy Code.

Creditors' Committee          means  the   Official   Committee   of   Unsecured
                              Creditors  appointed  in the  Debtors'  Chapter 11
                              Cases on September  29, 2005, by the United States
                              Trustee for the District of Delaware,  pursuant to
                              section   1102(a)  of  the  Bankruptcy   Code,  as
                              constituted from time to time.

Debtors has the meaning set forth in the introductory paragraph of the Plan.

Debtors in Possession         means the Debtors in their  capacity as debtors in
                              possession in the Chapter 11 Cases pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

DIP Agents                    means the DIP  Revolving  Credit Agent and the DIP
                              Term Loan Agent.

DIP Credit Facilities         means the DIP  Revolving  Credit  Facility and the
                              DIP Term Loan Credit Facility.


DIP Financing Claims          means all Claims  arising under or relating to the
                              DIP Credit Facilities and all agreements and instruments relating thereto.

DIP Lenders                   means  the  Lenders  that are  parties  to the DIP
                              Credit Facilities.

DIP Motion                    means the Debtors' Motion for an Order Pursuant to
                              Sections 361, 363, 364 of the Bankruptcy  Code (1)
                              Authorizing  the  Debtors  to Obtain  Postpetition
                              Financing, (2) Authorizing Use of Cash Collateral,
                              (3) Authorizing  Repayment of Certain  Prepetition
                              Secured    Debt,    (4)    Granting    Liens   and
                              Super-Priority  Administrative Expense Status, (5)
                              Providing Adequate Protection and (6) Scheduling and Approving the Form and Method of Notice of Final Hearing [Docket No. 15], dated September 19, 2005.

DIP Order                     means  the  Final  Order  entered  by the Court on
                              October 18, 2005 [Docket No. 197],  granting final
                              approval  of  the  DIP   Motion,   as  amended  or
                              otherwise modified.

DIP Revolving Credit          means Bank of America,  N.A.,  in its  capacity as
Agent                         administrative   agent  under  the  DIP  Revolving
                              Credit Facility.

DIP Revolving Credit          means  that  certain  Debtor-In-Possession  Credit
Facility                      Agreement (as amended,  restated,  supplemented or
                              otherwise modified), dated as of September 22, 2005, by and among Foamex L.P., the Guarantors (as defined therein), the Lenders, the DIP Revolving
                              Credit Agent,  Banc of America  Securities LLC, as
                              Sole Lead Arranger, and Banc of America Securities
                              LLC, as Sole Book Manager.

DIP Term Loan Agent           means Silver Point  Finance,  LLC, in its capacity
                              as  administrative  agent  under the DIP Term Loan
                              Credit Facility.

DIP Term Loan Credit          means  that  certain  Debtor-In-Possession  Credit
Facility                      Agreement (as amended,  restated,  supplemented or
                              otherwise modified), dated as of September 22, 2005, by and among Foamex L.P., the Guarantors (as defined therein), the Lenders and the DIP Term
                              Loan Agent.

Disclosure Statement          means the First Amended  Disclosure  Statement for
                              Debtors'    First    Amended    Joint    Plan   of
                              Reorganization  under Chapter 11 of the Bankruptcy
                              Code and all Schedules and Exhibits attached thereto that relate to this Plan, as approved by the Court on November [__], 2006, pursuant to section 1125 of the Bankruptcy Code and Bankruptcy
                              Rule 3017, as such Disclosure Statement may be amended, modified or supplemented from time to time.

Disputed  Claim               means in reference to any Claim or  Administrative
                              Claim,  any  portion of a Claim or  Administrative
                              Claim, that is not an Allowed Claim. Without limiting the foregoing, for purposes of this Plan, a Claim shall be a Disputed Claim:

                              (i) if no proof of Claim or request for payment of an Administrative Claim has been filed by the applicable Bar Date:
                                        (a) a Claim  that has been or
                                        hereafter is listed on the  Schedules as
                                        disputed,  contingent  or  unliquidated;
                                        (b) a  Claim  that  is  an  Unliquidated
                                        Claim   or    otherwise    asserts    an
                                        unliquidated amount; or (c) a Claim that
                                        has been or  hereafter  is listed on the
                                        Schedules   as  other   than   disputed,
                                        contingent  or  unliquidated,  but as to
                                        which the  Debtors or any other party in
                                        interest   has   interposed   a   timely
                                        objection or request for  estimation  in
                                        accordance    with   this   Plan,    the
                                        Bankruptcy Code and the Bankruptcy Rules
                                        by the  Claims  Objection  Deadline  or,
                                        which    objection    or   request   for
                                        estimation has not been withdrawn or determined by a Final Order; or


                              (ii) if a proof of Claim or request for payment of an Administrative Claim has been filed by the applicable Bar Date,
                                        (x) a Claim or request for payment of an
                                        Administrative  Claim for which a timely
                                        objection or request for  estimation  is
                                        interposed  by the  Debtors or any other
                                        party in  interest  in  accordance  with
                                        this Plan, the  Bankruptcy  Code and the
                                        Bankruptcy Rules by the Claims Objection
                                        Deadline which  objection or request for
                                        estimation  has not  been  withdrawn  or
                                        determined by a Final Order; (y) a Claim
                                        that  is  an   Unliquidated   Claim   or
                                        otherwise    asserts   an   unliquidated
                                        amount; or (z) a Claim that has been or hereafter is listed on the Schedules as disputed, contingent or unliquidated.


Distributions                 means the Cash or other  distributions  to be made
                              pursuant to, and in accordance with, this Plan.


Effective Date                means the first  Business  Day on which all of the
                              conditions specified in Article XIII.B of the Plan have been satisfied or waived in accordance with
                              Article  XIII.C  of the Plan;  provided,  however,
                              that if a stay of the Confirmation Order is in effect on such date, the Effective Date will be the first Business Day after such stay is no longer in effect.


Equity Commitment             means the agreement, dated as of October 13, 2006,
Agreement                     and  attached  hereto as Exhibit  A, among  Foamex
                              International   and   each   of  the   Significant
                              Equityholders.

Equityholder                  Means a holder,  as of the Rights  Offering Record
                              Date, of

                              Existing Common Stock or Existing Preferred Stock.

Equity Interest or Interest   means any equity  security  within the  meaning of
                              section  101(16)  of the  Bankruptcy  Code  or any
                              other instrument  evidencing an ownership interest
                              in   any   of   the   Debtors,   whether   or  not
                              transferable,  and any right to  acquire  any such
                              equity  security  or  instrument,   including  any
                              option, warrant or other right, contractual or otherwise, to acquire, sell or subscribe for any such security or instrument.


ERISA has the meaning set forth in Article XII of the Plan.

Estates means the estates of the Debtors, individually or collectively, as is appropriate in the context, created in the Chapter 11 Cases pursuant to section 541 of the Bankruptcy Code.

Existing Common Stock         means the common stock, par value $0.01 per share,
                              issued   by   Foamex    International   Inc.   and
                              outstanding  immediately  prior  to the  Effective
                              Date.

Existing Preferred Stock      means the  outstanding  Series B preferred  stock,
                              par  value   $1.00  per   share,   and   having  a
                              liquidation  preference of $100 per share,  issued
                              by   Foamex    International    and    outstanding
                              immediately prior to the Effective Date.

Exit Facilities               means the  Revolving  Credit  Exit  Facility,  the
                              First Lien Term Loan Exit  Facility and the Second
                              Lien Term Loan Exit Facility.

Exit Facilities Agent         means  the  administrative  agent  for each of the
                              Exit Facilities.

Exit Facility Commitment      means the commitment  letter,  dated as of October
Letter                        13, 2006, among the Company,  Foamex L.P., Bank of
                              America,  N.A.,  Banc of America  Securities  LLC,
                              Morgan Stanley Senior  Funding,  Inc. and Barclays
                              Capital,   the  investment   banking  division  of
                              Barclays Bank PLC setting forth the terms and conditions of the Exit Facilities.

Expiration Time               Means 5:00 p.m.  (prevailing  Eastern Time) on the
                              date that the Rights Offering expires.

Federal Judgment Rate         means  the  rate of  interest  provided  for in 28
                              U.S.C.  ss.  1961,  as in effect  on the  Petition
                              Date.

Fee Claims                    means  an  Administrative   Claim  under  sections
                              330(a),  331 or 503 of  the  Bankruptcy  Code  for
                              compensation of a Professional or other Person for
                              services  rendered  or  expenses  incurred  in the
                              Chapter  11 Cases on or prior to the  Confirmation
                              Date,  including the reasonable non-legal expenses
                              of  the  individual   members  of  the  Creditors'
                              Committee  incurred  in  the  discharge  of  their
                              duties as members of the Creditors' Committee, but
                              excluding any Substantial  Contribution Claims and
                              fees  and  expenses  to be  paid  under  the  Exit
                              Facility   Commitment   Letter   and  the   Equity
                              Commitment Agreement, which fees and expenses shall be paid in accordance with the terms of the Exit Facility Commitment Letter and the Equity
                              Commitment Agreement, as applicable.


Final Order                   means an order or judgment of the Court,  or other
                              court of competent jurisdiction, as entered on the
                              docket of such court,  the  operation or effect of
                              which  has not  been  stayed,  reversed,  vacated,
                              modified  or  amended,  and as to  which  order or
                              judgment  (or  any  revision,   modification,   or
                              amendment thereof) the time to appeal, petition for certiorari, or seek review or rehearing has expired and as to which no appeal, petition for certiorari, or petition for review or rehearing was filed or, if filed, remains pending; provided, however, that the possibility that a motion may be filed pursuant to Rules 9023 or 9024 of the Bankruptcy Rules or Rules 59 or 60(b) of the
                              Federal Rules of Civil Procedure shall not mean that an order or judgment is not a Final Order.


First Lien Term Loan Exit     means that certain  senior secured first lien term
Facility                      loan exit  facility  to be  entered  into with the
                              lender  parties  thereto,  Bank of America,  N.A.,
                              acting as administrative agent thereof, and Morgan
                              Stanley Senior Funding, Inc. and Barclays Capital,
                              the investment  banking  division of Barclays Bank
                              PLC,  acting as  co-syndication  agents,  for $425
                              million,    and    all    ancillary    agreements,
                              substantially  in the forms  contained in the Plan
                              Supplement.


FMXI Conversion               means the  documents  necessary  to convert  FMXI,
Documents                     Inc. from a  Delaware  corporation  to  a Delaware
                              limited  liability   company,  including,  without
                              limitation, a limited liability company operating agreement, in substantially the forms contained in the Plan Supplement.

General Unsecured Claim       means  an  Unsecured  Claim  against  any  of  the
                              Debtors that is not an Administrative Claim, Priority Tax Claim, Other

                              Priority Claim, Senior Subordinated Note Claim, or Unliquidated Claim.

Government                    has the meaning  set forth in Article  VIII.L.2 of
                              the Plan.

Impaired                      has the meaning in section 1124 of the  Bankruptcy
                              Code.


Indenture Trustee             means  a  lien  that  secures   repayment  of  the
Charging Lien                 Indenture  Trustees'  fees  and  expenses,  to the
                              extent provided for in the Prepetition Indentures.


Indenture Trustee             means   any   reasonable   fees   and   documented
Expenses                      out-of-pocket  costs and expenses  incurred  after
                              the Petition  Date and through and  including  the
                              Initial   Distribution   Date  by  the   Indenture
                              Trustees  under the  Prepetition  Indentures,  the
                              reasonableness  of which shall, if disputed by the
                              Debtors,  be determined by the Court. Such amounts
                              may include,  without limitation,  the reasonable,
                              documented,  out-of-pocket  costs and expenses of,
                              and  reasonable,   documented  unpaid  legal  fees
                              actually  incurred  by,  counsel to the  Indenture
                              Trustees.


Indenture Trustees            means,  collectively,  the  Senior  Secured  Notes
                              Indenture  Trustee  and  the  Senior  Subordinated
                              Notes Indenture Trustee.

Initial Distribution Date     means the Effective Date or as soon  thereafter as
                              is practicable.


Intercompany Claims           means  any  Claim   held  by  one   Debtor  (or  a
                              non-debtor that is a direct or indirect subsidiary
                              of  a  Debtor)   against   any  other   Debtor(s),
                              including,  without  limitation,  (a) any  account
                              reflecting   intercompany  book  entries  by  such
                              Debtor (or non-debtor that is a direct or indirect subsidiary of such Debtor) with respect to any other Debtor(s), (b) any Claim not reflected in book entries that is held by such Debtor (or non-debtor that is a direct or indirect subsidiary of such Debtor), and (c) any derivative Claim asserted or assertable by or on behalf of such Debtor (or non-debtor that is a direct or indirect subsidiary of such Debtor) against any other
                              Debtor(s).


KERP means the Debtors' Key Employee Retention Program, as described in the KERP Motion and approved pursuant to the KERP Order.

KERP Motion                   means the  Debtors'  Motion  Pursuant  to Sections
                              363(b)(1) and 105(a) of the Bankruptcy Code for an Order

                              Approving the Debtors' Key Employee Retention Program and Severance Plan [Docket No. 255], dated October 28, 2005.

KERP Order                    means the  Final  Order,  entered  by the Court on
                              November 17, 2005 [Docket No. 336],  approving the
                              KERP Motion.

Lien has the meaning set forth in section 101(37) of the Bankruptcy Code.

Management Incentive Plan     means an incentive  plan pursuant to which,  among
                              other   things,   the   board  of   directors   of
                              Reorganized  Foamex  International  may  award  to
                              certain    members    of    Reorganized     Foamex
                              International's  senior  management  and  board of
                              directors   after  the  Effective  Date,  on  such
                              date(s) and in such manner to be determined by the
                              board   of   directors   of   Reorganized   Foamex
                              International,   shares   of   common   stock   in
                              Reorganized  Foamex  International  (or options to
                              acquire  shares  of  common  stock in  Reorganized
                              Foamex   International)  not  to  exceed  (in  the
                              aggregate)   10%  of  the   aggregate   number  of
                              outstanding  shares of Post-Effective  Date Common
                              Stock and those shares of common stock, if any, to be issued pursuant to the KERP.

New Preferred Stock           means the Series C preferred  stock of Reorganized
                              Foamex  International,  the terms of which are set
                              forth on Annex A to the Put Option  Agreement,  to
                              be authorized and, on the Effective  Date,  issued
                              by Reorganized  Foamex  International,  if at all,
                              only upon Foamex  International's  exercise of the
                              Put   Option  in   accordance   with  the   Equity
                              Commitment Agreement and this Plan in the event the Significant Equityholders do not exercise the Call Option.

Ordinary Course               means  Administrative  Claims  against the Debtors
Administrative Claims         that  represent  liabilities  (a) to a  seller  of
                              goods or services on account of such seller's post-petition provision of goods and/or services and (b) that were otherwise incurred in the ordinary course of business by the Debtors.

Other Amended and             means (i) with respect to each of the  Reorganized
Restated Governing            Debtors    (other    than    Reorganized    Foamex
Documents                     International   and  FMXI,   Inc.)  such  entity's
                              amended and restated certificate of incorporation,
                              operating   agreement   or   limited   partnership
                              agreement,  as the  case  may be,  and  (ii)  with
                              respect  to  FMXI,   Inc.,  the  FMXI   Conversion
                              Documents,  each of
                              which will be in effect on the Effective Date, and shall be in substantially the form contained in the Plan Supplement.

Other Common  Equity          means any options, warrants or other rights (other
Interests in                  than the Call Option) to acquire  Existing  Common
Foamex  International         Stock  in  existence  on and  as of the  Effective
                              Date.

Other Priority Claim          means a Claim  entitled  to  priority  pursuant to
                              section 507(a) of the Bankruptcy Code (other than Administrative Claims and Priority Tax Claims).

Other Secured Claim           means  any  Secured  Claim,  other  than  the  DIP
                              Financing  Claims  and  the  Senior  Secured  Note
                              Claims,  or,  in the  event  that  such  Claim  is
                              subject  to  setoff  under   section  553  of  the
                              Bankruptcy Code, the amount of such Claim that is subject to such setoff.

PBGC has the meaning set forth in Article XII of the Plan.

Person means any individual, corporation, partnership, limited liability company, association, indenture trustee, organization, joint stock company, joint venture, estate, trust, governmental unit or any political subdivision thereof, or any other entity.

Petition Date                 means  September  19, 2005,  the date on which the
                              Debtors filed their voluntary petitions for relief commencing the Chapter 11 Cases.

Plan

                              means this First Amended Plan, as it may be further amended or modified from time to time, together with all addenda, exhibits, schedules or other attachments, if any.


Plan Supplement               means the  documents  to be  included  in the Plan
Documents                     Supplement,  including those identified in Article
                              X.K of the Plan.

Plan Supplement               means the  supplement to the Plan  containing  the
                              Plan Supplement Documents.

Post-Effective Date           means, collectively, the Existing Common Stock and
Common Stock                  the  Additional  Common  Stock  on  and  as of the
                              Effective Date.

Post-Petition Interest        means with respect to:

                              (a)       the Senior Secured Note Claims,  accrued
                                        and
                                        unpaid interest  (including  interest on
                                        interest  that  is  due  and  owing  and
                                        unpaid,  compounded semi-annually on the
                                        semi-annual   interest   payment  dates)
                                        pursuant  to the  Senior  Secured  Notes
                                        Indenture  calculated  as per the proofs
                                        of  claim  filed by the  Senior  Secured
                                        Notes  Indenture   Trustee  (claim  nos.
                                        865-873)  from the Petition Date through
                                        the  Bar   Date   and   the   applicable
                                        contractual rate thereafter  through the
                                        Effective Date;

                              (b) the 2005 Senior Subordinated Note Claims, accrued and unpaid interest pursuant to the 2005 Senior Subordinated Notes Indenture from the Petition Date through the Effective Date at the applicable contractual rate;

                              (c) the 2007 Senior Subordinated Note Claims, accrued and unpaid interest (including interest on interest that is due and owing and unpaid, compounded semi-annually on the semi-annual interest payment dates) pursuant to the 2007 Senior Subordinated Notes Indenture from the Petition Date through the Effective Date at the applicable contractual rate;

                              (d) Other Secured Claims, interest accruing on such claims from the Petition Date through the Effective Date at the rate set forth in the contract or other applicable document giving rise to such claims (to the extent lawful) or, if the applicable instrument does not specify a rate of interest, at the Federal Judgment Rate;

                              (e) Priority Tax Claims, interest accruing from the Petition Date through the Effective Date (i) with respect to federal taxes, at a fixed annual rate equal to the federal statutory rate as provided in 26 U.S.C. ss. 6621, and (ii) with respect to state and local taxes, at the Prime Rate of interest as in effect for the period to which the Priority Tax Claim pertains or (iii) in either case, as otherwise agreed to by the holder of such Priority Tax Claim
                                        and  the  Debtor  and  which   shall  be
                                        reasonably acceptable to the Significant
                                        Equityholders; and

                              (f) General Unsecured Claims, interest, accruing from
                                        the Petition  Date through the Effective
                                        Date  at  the  Federal   Judgment  Rate;
                                        provided,  however,  that a holder of an
                                        Allowed General Unsecured Claim may seek
                                        payment of Post-Petition  Interest at an
                                        otherwise   legally   required  rate  in
                                        accordance with the procedures set forth in Article V.D herein.

                              For the avoidance of doubt, except as required under applicable non-bankruptcy law, Post-Petition Interest will not be paid on the following Allowed
                              Claims: Administrative Expense Claims, Fee Claims, Substantial Contribution Claims or Unliquidated Claims.

Post-Petition Interest Rate   means a notice  to be filed  by the  holder  of an
Determination Notice          Allowed General Unsecured Claim with the Court and
                              served on the Debtors at the  addresses  set forth
                              in  Article  X.J on the later of (i)  twenty  (20)
                              days after the Effective Date and (ii) ten (10) days after such General Unsecured Claim becomes an Allowed Claim requesting that the Court establish the applicable rate of Post-Petition Interest for such Claim as provided for in subsection (f) of the definition of Post-Petition Interest. The
                              Post-Petition Interest Rate Determination Notice shall (a) identify the Claim and the requested rate of interest applicable to such Claim and (b) attach documentation supporting the payment of such rate of interest for each Claim.

Prepetition Indentures        means,  collectively,  the  Senior  Secured  Notes
                              Indenture  and  the  Senior   Subordinated   Notes
                              Indentures.

Prime Rate                    means the rate of interest  published from time to
                              time in The Wall Street Journal, Eastern Edition, and designated as the prime rate.

Priority Tax Claim            means any Claim that is  entitled to a priority in
                              right of payment under section 502(i) or 507(a)(8) of the Bankruptcy Code.

pro rata means, with respect to any Claim, at any time, the proportion that the amount of a Claim in a particular Class bears to the aggregate amount of all Claims (including Disputed Claims) in such Class, unless in each case the Plan provides otherwise.

Professional                  means (i) any professional employed in the Chapter
                              11 Cases  pursuant  to  section  327 or 328 of the
                              Bankruptcy   Code  or   otherwise   and  (ii)  any
                              professional or other entity
                              seeking compensation or reimbursement of expenses in connection with the Chapter 11 Cases pursuant to section 503(b)(4) of the Bankruptcy Code.

Put Option                    means the put  option  issued  by the  Significant
                              Equityholders  to the Company in exchange  for the
                              Put Option Premium  pursuant to and subject to the
                              terms  and  conditions  set  forth  in the  Equity
                              Commitment    Agreement,    which   requires   the
                              Significant  Equityholders  to purchase,  upon the
                              Company's  exercise of the Put  Option,  shares of
                              New Preferred Stock (to be issued on the Effective
                              Date) for an aggregate purchase price equal to the
                              Rights Offering  Amount less the aggregate  amount
                              of proceeds  actually received by the Company as a
                              result of the  exercise,  if any, of Rights by the
                              Equityholders     (including    the    Significant
                              Equityholders).

Put Option Agreement          means the Put Option  Agreement  among the Company
                              and each of the Significant  Equityholders,  dated
                              as of November [__],  2006,  substantially  in the
                              form   attached   as   Exhibit  C  to  the  Equity
                              Commitment Agreement.

Put Option Conditions         has  the  meaning  ascribed  to  such  term in the
                              Equity Commitment Agreement.

Put Option Premium            means  the cost of the Put  Option,  which  amount
                              shall not exceed $9.5 million and shall be payable
                              by  Foamex   International   to  the   Significant
                              Equityholders   in  accordance   with  the  Equity
                              Commitment   Agreement  and  the  Rights  Offering
                              Order.

reasonably acceptable to      means   reasonably   acceptable  to  each  of  the
the Significant               Significant   Equityholders  in  their  individual
Equityholders                 reasonable discretion.

Registration Rights           means  the  Registration  Rights  Agreement  to be
Agreement                     entered  into  as of the  Effective  Date  between
                              Reorganized    Foamex    International   and   the
                              Significant Equityholders, substantially in the form contained in the Plan Supplement.

Registration Rights           means  the  Significant   Equityholders  that  are
Participants                  parties to the Registration Rights Agreement.

Registration Statement        means the registration statement,  filed by Foamex
                              International with the SEC on Form S-1 and under the Securities Act relating to the issuance of the Additional Common Stock to be issued in connection with the Rights

                              Offering and the Call Option, as the same may be amended, modified or supplemented from time to time.

Released Parties              has the meaning set forth in Article VIII.J of the
                              Plan.

Reorganized Debtors           means the Debtors,  or any  successors  thereto by
                              merger, consolidation, or otherwise, on and after the Effective Date.

Reorganized Foamex            means  Foamex   International   Inc.,  a  Delaware
International                 corporation,  or any successor  thereto by merger,
                              consolidation, or otherwise, on and after the Effective Date.


Revolving Credit Exit         means that certain  revolving credit exit facility
Facility                      to be entered into with the lender parties thereto
                              and Bank of America, N.A., as administrative agent, for up to $175 million, and all ancillary agreements, substantially in the forms contained in the Plan Supplement.

Rights                        means the  rights  issued  pursuant  to the Rights
                              Offering.

Rights Agent                  means  Mellon  Bank,   N.A.  c/o  Mellon  Investor
                              Services  LLC,  as the  agent  retained  by Foamex
                              International to assist in the Rights Offering.

Rights Offering               means the  offer and sale by Foamex  International
                              of   Additional   Common  Stock   pursuant  to  an
                              SEC-registered  rights  offering  whereby (i) each
                              holder of Existing  Common  Stock as of the Rights
                              Offering Record Date shall be offered the Right to
                              purchase  up to 2.56 shares of  Additional  Common
                              Stock for each share of Existing Common Stock held
                              on  such  record  date,  in  exchange  for a  cash
                              payment  equal  to  the  Additional  Common  Stock
                              Purchase  Price and (ii) each  holder of  Existing
                              Preferred  Stock as of the Rights  Offering Record
                              Date shall be offered  the Right to purchase up to
                              255.78 shares of Additional  Common Stock for each
                              share of  Existing  Preferred  Stock  held on such
                              record date,  in exchange for a Cash payment equal
                              to the  Additional  Common Stock  Purchase  Price,
                              each  as  described   more  fully  in  the  Equity
                              Commitment    Agreement   and   the   Registration
                              Statement.

Rights Offering Amount        means the gross  proceeds to be raised through the
                              Rights Offering, which amount shall equal $150.0 million; provided, however, that in no event shall Reorganized Foamex International's Cash on its consolidated balance sheet (after giving effect to the payments and other transactions contemplated by the Plan) exceed $7.5 million on and as of the second Business Day after the Effective Date.

Rights Offering               means  a  date   after   the  SEC   declares   the
Commencement                  Registration  Statement  effective  on  which  the
Date                          Rights  Offering  shall  commence  and the  Rights
                              shall  become  exercisable,  which  date  shall be
                              selected  by  Foamex  International  and  shall be
                              reasonably    acceptable   to   the    Significant
                              Equityholders.

Rights Offering Documents     means,  collectively,  the documents necessary for
                              effectuating  the  Rights   Offering,   including,
                              without limitation, the Registration Statement and
                              any   notices,   subscription   forms   and  other
                              ancillary documents to be sent to Equityholders entitled to participate in the Rights Offering.

Rights Offering Order         means that certain order,  entered by the Court on
                              [DATE] [Docket No. [___], which order, among other
                              things, approved Foamex International's entry into
                              the   Equity   Commitment    Agreement   and   the
                              commencement    of   the   Rights    Offering   as
                              contemplated by the Equity Commitment Agreement.

Rights Offering Record        means a date that is three (3) business days prior
Date                          to the Rights Offering Commencement Date.

Scheduled                     means,   with  respect  to  any  Claim  or  Equity
                              Interest, the status and amount, if any, of such Claim or Equity Interest as set forth in the Schedules.

Schedules                     means the  schedules  of assets  and  liabilities,
                              statements  of  financial  affairs,  and  lists of
                              holders of Claims and Equity  Interests filed with
                              the   Court   by  the   Debtors,   including   any
                              amendments, modifications or supplements thereto.

SEC                           means the United  States  Securities  and Exchange
                              Commission.

Second Lien Term Loan         means that certain senior secured second lien term
Facility                      loan exit  facility  to be  entered  into with the
                              lender parties thereto, Bank of America,  N.A., as
                              administrative  agent,  and Morgan  Stanley Senior
                              Funding,   Inc.   and   Barclays   Bank  PLC,   as
                              co-syndication agents, for $190 million, and all ancillary agreements, substantially in the forms contained in the Plan Supplement.

Secured Claim                 means  a  Claim  that  is  secured  by a  Lien  on
                              Collateral, to the extent of the value (as of the Effective Date or such other date as may be established by the Court) of such Collateral determined by a Final Order of the Court pursuant to section 506 of the Bankruptcy Code or as otherwise agreed upon in writing by the Debtors and the holder of such Claim.

Securities Act                means the Securities Act of 1933, as amended,  and
                              the rules and regulations promulgated thereunder.

Senior Secured Note           means all Claims  arising from the Senior  Secured
Claims                        Notes  Indenture on account of the Senior  Secured
                              Notes.

Senior Secured Noteholder(s)  means a holder(s) of Senior Secured Notes.

Senior Secured Notes          means the 10 3/4%  Senior  Secured  Notes due 2009
                              issued   pursuant  to  the  Senior  Secured  Notes
                              Indenture.

Senior Secured Notes          means  the  payments  made by the  Debtors  to the
Adequate Protection           professionals  engaged by the Ad Hoc  Committee of
Professional Payments         Senior Secured  Noteholders  pursuant to paragraph
                              13(d) of the DIP Order.

Senior Secured Notes          means the  Indenture  (as  amended,  supplemented,
Indenture                     restated  or  otherwise   modified)  dated  as  of
                              March 25, 2002,  by and among Foamex L.P.,  Foamex
                              Capital Corporation, the Guarantors (as defined therein) and U.S. Bank National Association, as indenture trustee.

Senior Secured Notes          means  U.S.  Bank  National   Association  or  any
Indenture Trustee             successor   thereto,   in  its   capacity  as  the
                              indenture  trustee under the Senior  Secured Notes
                              Indenture.

Senior Subordinated Note      means, collectively,  the 2005 Senior Subordinated
Claims                        Notes Claim and the 2007 Senior Subordinated Notes
                              Claim.

Senior Subordinated           means a holder(s) of Senior Subordinated Notes.
Noteholder(s)

Senior Subordinated Notes     means,   collectively,   (i)   the   2005   Senior
                              Subordinated   Notes  and  (ii)  the  2007  Senior
                              Subordinated Notes.

Senior Subordinated Notes     means,  collectively, the  2005 Indenture  Trustee
Indenture Trustee             and the 2007 Indenture Trustee.

Senior Subordinated Notes     means, collectively,  the 2005 Senior Subordinated

Indentures                    Notes  Indenture and the 2007 Senior  Subordinated
                              Notes Indenture.

Shelf Registration            has the meaning set forth in Article  VII.H of the
                              Plan.

Significant Equityholders     means D. E. Shaw Laminar Portfolios, L.L.C., Sigma
                              Capital Associates, LLC, Par IV Master Fund, Ltd.,
                              Sunrise Partners Limited  Partnership and Goldman,
                              Sachs & Co., or their respective designees that are reasonably acceptable to Foamex International.


Subordination Related         has the meaning set forth in Article VIII.D of the
Rights                        Plan.

Substantial Contribution      means a claim  by any  Professional,  Creditor  or
Claim                         party in interest for reasonable  compensation for
                              services  or  reasonable   expenses   incurred  in
                              connection with the Chapter 11 Cases pursuant to sections 503(b)(3)(D) or (b)(4) of the Bankruptcy
                              Code.


Substantive Consolidation     means the  Confirmation  Order or such other order
Order                         of  the  Court   providing  for  the   substantive
consolidation of the Debtors.


Substantively Consolidated    means the Debtors,  as substantively  consolidated
Debtors                       pursuant to the Substantive Consolidation Order.

Surviving Debtor              means the Debtors that are  subsidiaries of Foamex
Subsidiaries                  International  and  that  are not to be  dissolved
                              pursuant to Article VII.M of this Plan.


Unliquidated Claim            means a timely and  validly  filed proof of claim,
                              disputed by the Debtors, asserting an unliquidated
                              or  contingent  claim (which claim numbers are set
                              forth on Schedule A attached  hereto)  against one
                              of the  Debtors,  solely to the  extent and on the
                              basis set forth in the proof of claim,  and to the
                              extent such claim has not been  disallowed  by the
                              Court and remains  unliquidated  and/or contingent
                              on and as of the Effective Date, unless such claim
                              has  been   disallowed  by  the  Court.   For  the
                              avoidance of doubt, (i) no Unliquidated Claim shall be an Allowed Claim or a General Unsecured
                              Claim and (ii) no Claim  shall be an  Unliquidated
                              Claim unless so identified on Schedule A attached hereto (which Schedule A may be revised and amended from - time to time up to the filing of the Plan Supplement).

Unsecured Claim               means any Claim that is not a Secured Claim, Other
                              Secured Claim,  Administrative Claim, Priority Tax
                              Claim or Other Priority Claim.

Voting Deadline               means the date  established  by the Court by which
                              holders of Interests entitled to vote on this Plan must submit their Ballots.


Voting Record Date            means  the date  fixed by the  Court in its  order
                              approving the Disclosure Statement as the record date for determining the holders of Interests entitled to vote to accept or reject this Plan.

          B.   Interpretation,   Application   of   Definitions   and  Rules  of
               Construction.

          Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include both the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter, such meanings to be applicable to both the singular and plural forms of the terms defined. Capitalized terms in the Plan that are not defined herein shall have the same meanings assigned to such terms by the Bankruptcy Code or Bankruptcy Rules, as the case may be. The words "herein," "hereof," and "hereunder" and other words of similar import refer to the Plan as a whole and not to any particular section or subsection in the Plan unless expressly provided otherwise. The words "includes" and "including" are not limiting and mean that the things specifically identified are set forth for purposes of illustration, clarity or specificity and do not in any respect qualify, characterize or limit the generality of the class within which such things are included. Captions and headings to articles, sections and exhibits are inserted for convenience of reference only, are not a part of this Plan, and shall not be used to interpret this Plan. The rules of construction set forth in section 102 of the Bankruptcy Code shall apply to this Plan. In computing any period of time prescribed or allowed by this Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

                                      II.

                  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

          A.   Introduction.

          All Claims and Equity Interests, except Administrative Claims, Priority Tax Claims, and DIP Financing Claims, are placed in the Classes set forth below. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims, as described below, have not been classified.

          A Claim or Equity Interest is placed in a particular Class only to the extent that the Claim or Equity Interest falls within the description of that Class, and is classified in other Classes to the extent that any portion of the Claim or Equity Interest falls within the description of such other Classes. A Claim or Equity Interest is also placed in a particular Class for the purpose of receiving Distributions pursuant to the Plan only to the extent that such Claim or Equity Interest is an Allowed Claim or Equity Interest in that Class and such Claim or Equity Interest has not been paid, released, or otherwise satisfied prior to the Effective Date.

               1.   Unclassified Claims (not entitled to vote on the Plan).

                    (a)  Administrative Claims.

                    (b)  Priority Tax Claims.

                    (c)  DIP Financing Claims.

               2. Unimpaired Classes of Claims and Interests (deemed to have accepted the Plan and, therefore, not entitled to vote on the Plan).

                    (a)  Class 1: Other Priority Claims.

          Class 1 consists of all Other Priority Claims.

                    (b)  Class 2: Other Secured Claims.

          Class 2 consists of all Other Secured Claims.

                    (c)  Class 3: Senior Secured Note Claims.

          Class 3 consists of all Senior Secured Note Claims.

                    (d)  Class 4: Senior Subordinated Note Claims.

          Class 4 consists of all Senior Subordinated Note Claims.

                    (e)  Class 5: General Unsecured Claims.

          Class 5 consists of all General Unsecured Claims.

                    (f)  Class 6: Unliquidated Claims.

          Class 6 consists of all Unliquidated Claims.

                    (g)  Class 7: Intercompany Claims.

          Class 7 consists of all Intercompany Claims.

                    (h)  Class  8:  Equity   Interests   in   Surviving   Debtor
                         Subsidiaries.

          Class  8  consists  of  all  Equity   Interests  in  Surviving  Debtor
Subsidiaries.

                    (i) Class 11: Other Common Equity Interests in Foamex International.

          Class 11 consists of all Other Common Equity Interests in Foamex International.

               3. Impaired Classes of Equity Interests (entitled to vote on the Plan).

                    (a)  Class 9: Existing Preferred Stock.

          Class 9 consists of all of the Existing Preferred Stock.

                    (b)  Class 10: Existing Common Stock.

          Class 10 consists of all of the Existing Common Stock.

                                      III.

                       TREATMENT OF ADMINISTRATIVE CLAIMS
                             AND PRIORITY TAX CLAIMS

          A.   Administrative Claims.

          Except with respect to Administrative Claims that are Fee Claims, each holder of an Allowed Administrative Claim shall receive (a) Cash in an amount equal to the amount of such Allowed Administrative Claim on the later of the Initial Distribution Date and the date such Administrative Claim becomes an Allowed Administrative Claim, or as soon thereafter as is practicable, or (b) such other treatment as the Debtors and such holder shall have agreed upon, which treatment shall be reasonably acceptable to the Significant Equityholders and the Exit Facilities Agent; provided, however, that Allowed Ordinary Course Administrative Claims shall be paid in full in the ordinary course of business of the Reorganized Debtors in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to, such transactions.

          B.   Bar Date for Administrative Claims.

          Holders of Administrative Claims, except for Fee Claims, Ordinary Course Administrative Claims, Substantial Contribution Claims and any fees or charges assessed against the Estates under section 1930 of title 28 of the United States Code incurred prior to the Administrative Claims Bar Date, shall submit requests for payment on or before the Administrative Claims Bar Date or forever be barred from doing so and from receiving payment thereof. Holders of Administrative Claims, except for Fee Claims, Ordinary Course Administrative Claims, Substantial Contribution Claims and any fees or charges assessed against the Estates under section 1930 of title 28 of the

United States Code, incurred after the Administrative Claims Bar Date but on or prior to the Confirmation Date, shall submit requests for payment on or before the date that is thirty (30) days from the Confirmation Date or forever be barred from doing so and from receiving payment thereof.

          C.   Fee Claims.

          All requests for compensation or reimbursement of Fee Claims pursuant to sections 327, 328, 330, 331, 503 or 1103 of the Bankruptcy Code for services rendered prior to the Confirmation Date shall be filed and served on the Reorganized Debtors and their counsel, the United States Trustee, counsel to the Creditors' Committee, counsel to the Significant Equityholders and such other entities who are designated by the Bankruptcy Rules, the Confirmation Order or any other order(s) of the Court, no later than forty-five (45) days after the Confirmation Date. Holders of Fee Claims that are required to file and serve applications for final allowance of their Fee Claims and that do not file and serve such applications by the required deadline shall be forever barred from asserting such Fee Claims against the Debtors, the Reorganized Debtors or their respective properties, and such Fee Claims shall be deemed discharged as of the Effective Date. Objections to any Fee Claims must be filed and served on the Reorganized Debtors and their counsel and the requesting party no later than thirty (30) days (or such longer period as may be allowed by order of the Court) after the date on which an application for final allowance of such Fee Claims was filed and served.

          D.   Substantial Contribution Claims.

          All requests for compensation or reimbursement of Substantial Contribution Claims shall be filed and served on the Reorganized Debtors and their counsel, the United States Trustee, counsel to the Significant Equityholders, counsel to the Exit Facilities Agent and such other entities who are designated by the Bankruptcy Rules, the Confirmation Order or any other order(s) of the Court, no later than forty-five (45) days after the Effective Date. Unless such deadline is extended by agreement of the Reorganized Debtors, holders of Substantial Contribution Claims that are required to file and serve applications for final allowance of their Substantial Contribution Claims and that do not file and serve such applications by the required deadline shall be forever barred from asserting such Substantial Contribution Claims against the Debtors, the Reorganized Debtors or their respective properties, and such Substantial Contribution Claims shall be deemed discharged as of the Effective Date. Objections to any Substantial Contribution Claims must be filed and served on the Reorganized Debtors and their counsel and the requesting party no later than twenty (20) days (or such longer period as may be allowed by the Reorganized Debtors or by order of the Court) after the date on which an application for final allowance of such Substantial Contribution Claims was filed and served.

          E.   Priority Tax Claims.

          Except to the extent that a holder of an Allowed Priority Tax Claim agrees to a different treatment, which shall be reasonably acceptable to the Significant

Equityholders and the Exit Facilities Agent, each holder of an Allowed Priority Tax Claim shall receive, at the sole option of the Reorganized Debtors (a) Cash in an amount equal to such Allowed Priority Tax Claim plus Post-Petition Interest on the later of the Initial Distribution Date and the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon thereafter as is practicable, or (b) over a period through the sixth anniversary of the date of assessment of such Allowed Priority Tax Claim, deferred Cash payments in an aggregate amount equal to such Allowed Priority Tax Claim plus Post-Petition Interest, plus interest on such aggregate amount over such period at the same rate as such Post-Petition Interest. All Allowed Priority Tax Claims which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business without Post-Petition Interest, in accordance with the terms thereof.

          F.   DIP Financing Claims.

          On the Effective Date, except to the extent that the holders of the DIP Financing Claims and the Debtors agree to a different treatment, which shall be reasonably acceptable to the Significant Equityholders and the Exit Facilities Agent, the holders of the DIP Financing Claims, or their designees, shall receive payment in full in Cash of all DIP Financing Claims in full and final satisfaction thereof other than the obligations under the indemnity and other provisions of the DIP Credit Facilities that by their terms survive the termination of the DIP Credit Facilities.

                                      IV.

                             TREATMENT OF CLAIMS AND
                                EQUITY INTERESTS

          A.   Class 1 -- Other Priority Claims.

               1.   Distributions.

          Except to the extent that a holder of an Allowed Other Priority Claim and the Debtors agree to a different treatment, which shall be reasonably acceptable to the Significant Equityholders and the Exit Facilities Agent, each holder of an Allowed Other Priority Claim shall receive, in full and final satisfaction of such Claim, payment in full in Cash in an amount equal to such Allowed Other Priority Claim plus Post-Petition Interest on or as soon as practicable after the later of the Initial Distribution Date and the date when such Other Priority Claim becomes an Allowed Other Priority Claim. All Allowed Other Priority Claims which are not due and payable on or before the Effective Date shall be paid by the Reorganized Debtors in the ordinary course of business in accordance with the terms thereof.

               2.   Impairment and Voting.

          Class 1 is unimpaired under the Plan. Holders of Allowed Other Priority Claims are presumed to accept the Plan and are not entitled to vote to accept or reject the Plan.

          B.   Class 2 -- Other Secured Claims.

               1.   Distributions.

          Except to the extent that a holder of an Allowed Other Secured Claim and the Debtors agree to a different treatment, which shall be reasonably acceptable to the Significant Equityholders and the Exit Facilities Agent, at the sole option of the Debtors, in full and final satisfaction of such Claim,
(i) each Allowed Other Secured Claim shall be reinstated and rendered unimpaired in accordance with section 1124(2) of the Bankruptcy Code, notwithstanding any contractual provision or applicable nonbankruptcy law that entitles the holder of an Allowed Other Secured Claim to demand or to receive payment of such Allowed Other Secured Claim prior to the stated maturity of such Allowed Other Secured Claim from and after the occurrence of a default, (ii) each holder of an Allowed Other Secured Claim shall receive Cash in an amount equal to such Allowed Other Secured Claim plus Post-Petition Interest in full and complete satisfaction of such Allowed Other Secured Claim on the later of the Initial Distribution Date and the date such Other Secured Claim becomes an Allowed Other Secured Claim, or as soon thereafter as is practicable, or (iii) each holder of an Allowed Other Secured Claim shall receive the Collateral securing its Allowed Other Secured Claim plus Post-Petition Interest in full and complete satisfaction of such Allowed Other Secured Claim on the later of the Initial Distribution Date and the date such Other Secured Claim becomes an Allowed Other Secured Claim, or as soon thereafter as is practicable.

               2.   Impairment and Voting.

          Class 2 is unimpaired under the Plan. The holders of Allowed Other Secured Claims are presumed to accept the Plan and are not entitled to vote to accept or reject the Plan.

          C.   Class 3 -- Senior Secured Note Claims.

               1.   Allowance of Senior Secured Note Claims and Distribution.

          The Senior Secured Note Claims shall be deemed Allowed in the aggregate amount of $312,452,083.33 plus accrued and unpaid Post-Petition Interest, but excluding any call premiums or any prepayment fees or penalties.

          On the Initial Distribution Date, in full and final satisfaction of the Senior Secured Note Claims, each holder of an Allowed Senior Secured Note Claim shall receive, in addition to any deemed receipt of its pro rata share of the Senior Secured Notes Adequate Protection Professional Payments, Cash in an amount equal to such holder's Allowed Senior Secured Note Claim.

               2.   Impairment and Voting.

          Class 3 is unimpaired under the Plan. The holders of Senior Secured Note Claims are presumed to accept the Plan and are not entitled to vote to accept or reject the Plan.

          D.   Class 4 -- Senior Subordinated Note Claims.

               1.   Allowance   of   Senior   Subordinated   Note   Claims   and
                    Distributions.

          The Senior Subordinated Note Claims shall be deemed Allowed in the aggregate amount of $208,150,130.55 which includes accrued and unpaid interest (at the applicable contract rate) on such Senior Subordinated Note Claims relating to the period up to but not including the Petition Date.

          On the Initial Distribution Date, in full and final satisfaction of such Claims, each holder of an Allowed Senior Subordinated Notes Claim shall receive Cash in an amount equal to such holders' Allowed Senior Subordinated Notes Claim plus Post-Petition Interest.

               2.   Impairment and Voting.

          Class 4 is unimpaired under the Plan. The holders of Allowed Senior Subordinated Note Claims are presumed to accept the Plan and are not entitled to vote to accept or reject the Plan.

          E.   Class 5 -- General Unsecured Claims.

               1.   Distributions.

          On the later of the Initial Distribution Date or the date on which such General Unsecured Claim becomes an Allowed General Unsecured Claim, or as soon as practicable thereafter, in full and final satisfaction of such Claim, each holder of an Allowed General Unsecured Claim will receive Cash in amount equal to such holder's Allowed General Unsecured Claim plus Post-Petition Interest. To the extent that insurance is available to satisfy an Allowed General Unsecured Claim, such Allowed General Unsecured Claim shall be paid in the ordinary course of the Reorganized Debtors' business to the extent of such insurance, without the need for Court approval, at such time as such claim becomes liquidated and the insurance proceeds of the insurance therefor become available.

               2.   Impairment and Voting.

          Class 5 is unimpaired under the Plan. Each holder of an Allowed General Unsecured Claim is presumed to accept the Plan and is not entitled to vote to accept or reject the Plan.

          F.   Class 6 -- Unliquidated Claims.

               1.   Distributions.

          All Unliquidated Claims shall be liquidated, determined and satisfied in the ordinary course of business by the Reorganized Debtors, without need for Court approval, including, where applicable, through access to available insurance.

               2.   Impairment and Voting.

          Class 6 is unimpaired under the Plan. Each holder of an Allowed Unliquidated Claim is presumed to accept the Plan and is not entitled to vote to accept or reject the Plan.

          On the Effective Date, holders of Unliquidated Claims may commence or continue any action, prosecute such action to judgment or settlement and/or pursue any such Unliquidated Claims, each solely to the extent and on the basis set forth in a timely and validly filed proof of claim, without prejudice to any defense, right of offset or other rights, claims or counterclaims available or belonging to the Reorganized Debtors.

          G.   Class 7 --Intercompany Claims.

               1.   Distributions.

          All Intercompany Claims will remain outstanding and shall not be discharged by this Plan or the Confirmation Order, but shall instead be liquidated, determined and satisfied in accordance, and in a manner consistent, with the Debtors' historical practices as if the Chapter 11 Cases had not been commenced.

               2.   Impairment and Voting.

          Class 7 is unimpaired under the Plan. Holders of Intercompany Claims are presumed to accept the Plan and are not entitled to vote to accept or reject the Plan.

          H.   Class 8 -- Equity Interests in Surviving Debtor Subsidiaries.

               1.   Distribution.

          The holders of Equity Interests in Surviving Debtor Subsidiaries shall retain such Equity Interests.

               2.   Impairment and Voting.

          Class 8 is unimpaired under the Plan. The holders of Equity Interests in Surviving Debtor Subsidiaries are presumed to accept the Plan and are not entitled to vote to accept or reject the Plan.

          I.   Class 9 --Existing Preferred Stock.

               1.   Distributions.

          Each share of Existing Preferred Stock in Foamex International to the extent still outstanding immediately prior to the Effective Date shall be converted into 100 shares of Additional Common Stock on the Effective Date and shall receive the treatment accorded to the holders of Existing Common Stock in Class 10.

               2.   Impairment and Voting.

          Class 9 is Impaired under the Plan. The holder(s) of Existing Preferred Stock is entitled to vote to accept or reject the Plan.

          J.   Class 10 -- Existing Common Stock.

               1.   Distributions.

          Existing Common Stock in Foamex International shall remain outstanding after the Effective Date (and become common stock of Reorganized Foamex International on the Effective Date), subject to dilution as a result of the issuance, of any Additional Common Stock.

               2.   Impairment and Voting.

          Class 10 is Impaired. The holders of Existing Common Stock are entitled to vote to accept or reject the Plan.

          K.   Class  11  --   Other   Common   Equity   Interests   In   Foamex
               International.

               1.   Distributions.

          The holders of Other Common Equity Interests in Foamex International shall retain such Interests.

               2.   Impairment and Voting.

          Class 11 is unimpaired under the Plan. The holders of Other Common Equity Interests in Foamex International are presumed to accept the Plan and are not entitled to vote to accept or reject the Plan.

                                       V.

            PROVISIONS REGARDING VOTING, DISTRIBUTIONS, AND TREATMENT
             OF DISPUTED, CONTINGENT AND UNLIQUIDATED ADMINISTRATIVE
                   EXPENSE CLAIMS, CLAIMS AND EQUITY INTERESTS

          A.   Voting on Plan.

          Each holder of Class 9 Existing Preferred Stock and Class 10 Existing Common Stock shall be entitled to vote to accept or reject the Plan as provided in such order as may be entered by the Court establishing certain procedures with respect to the solicitation and tabulation of votes to accept or reject the Plan, or any other order(s) of the Court.

          B.   Distributions.

               1.   Allowed Claims.

                    (a)  Delivery of Distributions.

          Distributions under the Plan shall be made by the Reorganized Debtors or their designee to the holders of Allowed Administrative Claims, Allowed
Priority Tax Claims, Allowed Other Priority Claims, Allowed Other Secured Claims, Allowed Senior Secured Note Claims, Allowed Senior Subordinated Note Claims, Allowed General Unsecured Claims, Allowed Unliquidated Claims at the addresses set forth on the Schedules, unless such addresses are superseded by proofs of claim or transfers of claim filed pursuant to Bankruptcy Rule 3001 on or prior to the Voting Record Date (or at the last known addresses of such holders if the Debtors or the Reorganized Debtors have been notified in writing of a change of address). Distributions on account of the Allowed Senior Secured Note Claims and Senior Subordinated Note Claims shall be made initially to their respective Indenture Trustees, or to such other entity(ies) as may be determined by the Debtors, who shall, in turn, make the distributions to the holders of Allowed Senior Secured Note Claims and Allowed Senior Subordinated Note Claims, as the case may be.

                    (b)  Distribution of Cash.

          Any payment of Cash by the Reorganized Debtors pursuant to the Plan shall be made at the option and in the sole discretion of the Reorganized Debtors by (i) a check drawn on, or (ii) wire transfer from, a domestic bank selected by the Reorganized Debtors.

                    (c)  Fractional Cents.

          Any other provision of this Plan to the contrary notwithstanding, no payment of fractions of cents will be made. Whenever any payment of a fraction of a cent would otherwise be called for, the actual payment shall reflect a rounding down of such fraction to the nearest whole cent.

                    (d)  Unclaimed Distributions.

          Any Distribution of Cash under the Plan to the holder of an Allowed Claim which remains unclaimed for a period of ninety (90) days after it has been delivered (or attempted to be delivered) in accordance with the Plan shall be transferred to and become property of the Reorganized Debtors notwithstanding state or other escheat or similar laws to the contrary, and any and all entitlement by the holder of such Claim to such Distribution shall be extinguished and forever barred.

                    (e)  Saturdays, Sundays, or Legal Holidays.

          If any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, and shall be deemed to have been completed as of the required date.

                    (f) Distributions to Holders of Allowed Claims as of the Voting Record Date.

          As of the close of business on the Voting Record Date, the Claims register shall be closed, and there shall be no further changes in the record holders of any Claims. The Debtors and the Reorganized Debtors shall have no obligation to recognize any Claim filed or transfer of any Claims occurring after the Voting Record Date. The Debtors and the Reorganized Debtors shall instead be entitled to recognize and deal for purposes under the Plan with only those record holders stated on the Claims register as of the close of business on the Voting Record Date.

          C.   Objections to and Resolution of Claims.

               1. Objections to and Resolution of Administrative Claims and Claims.

          The Reorganized Debtors shall have the exclusive right to make and to file objections to Administrative Claims (other than Fee Claims) and Claims subsequent to the Effective Date. Unless otherwise ordered by the Court, objections to Administrative Claims and Claims shall be filed and served upon the holders of the Administrative Claims or Claims as to which the objection is made as soon as practicable, but in no event later than the Claims Objection Deadline. Objections to Fee Claims shall be filed and served within thirty (30) days (or such longer period as may be allowed by order of the Court) after the date on which an application for final allowance of such Fee Claims was filed and served.

          Objections to Administrative Claims and Claims may be litigated to judgment, settled or withdrawn, in the Reorganized Debtors' sole discretion. The Debtors may settle any such objections without Court approval. No objections shall be required to be filed with respect to any Unliquidated Claims, which shall be liquidated, determined and satisfied in the ordinary course of business by the Reorganized Debtors as provided for herein.

          The Debtors shall not establish reserves for the payment of Disputed Claims or Unliquidated Claims.

          D.   Procedure for Resolution of Post-Petition Interest Disputes.

          On the later of the Initial Distribution Date or the date on which a General Unsecured Claim becomes an Allowed General Unsecured Claim, or as soon as practicable thereafter, the Reorganized Debtors shall pay the Allowed amount of such General Unsecured Claim plus Post-Petition Interest at the Federal Judgment Rate. To the extent any holder of an Allowed Class 5 General Unsecured Claim believes that it is entitled to Post-Petition Interest at an interest rate other than the Federal Judgment Rate, the holder of such Allowed General Unsecured Claim must timely file and serve on the Debtors at the addresses set forth in Article X.J below a Post-Petition Interest Rate Determination Notice by the later of (i) twenty (20) days after the Effective Date and (ii) ten (10) days after such General Unsecured Claim becomes an Allowed Claim. The Debtors or Reorganized Debtors, as applicable, will have the opportunity to review and dispute the Post-Petition Interest Rate Determination Notice and shall file any objection to the Post-Petition Interest Rate Determination Notice no later than sixty (60) days after the receipt of such notice. In objecting to the Post-Petition Interest Rate Determination Notice, the Debtors or Reorganized Debtors, as applicable, may assert that the holder of the Claim that filed the Post-Petition Interest Rate Determination Notice is entitled to no Post-Petition Interest under applicable law, and the Court may find that no Post-Petition
Interest is required and order that none shall be paid on account of such Allowed General Unsecured Claim.

          If the Debtors or Reorganized Debtors, as applicable, determine that the interest rate asserted in the Post-Petition Interest Rate Determination Notice is appropriate, the Debtors may file a certificate of no objection at any time with respect to such notice and pay Post-Petition Interest at the rate requested in the Post-Petition Interest Rate Determination Notice. No hearing is required by the Court with respect to any Post-Petition Interest Rate Determination Notice for which a certificate of no objection is filed or for which the Debtors or Reorganized Debtors, as applicable, do not file a timely objection.

          If the Debtors or Reorganized Debtors, as applicable, file an objection to the Post-Petition Interest Rate Determination and no stipulation or agreement is reached with respect to the appropriate rate of Post-Petition Interest for such Allowed General Unsecured Claim, the Debtors or Reorganized Debtors, as applicable, may ask the Court to schedule a hearing on the particular Post-Petition Interest Rate Determination Notice and the related objection at an appropriate time.

          The Debtors or Reorganized Debtors, as applicable, and the holder of the Allowed General Unsecured Claim that filed the Post-Petition Interest Rate Determination Notice at any time may enter into a stipulation or agreement as to the appropriate rate of Post-Petition Interest with respect to such Allowed Claim, without further action of the Court.

          In no event shall a holder of a General Unsecured Claim be entitled to any interest on such Claim from and after the Effective Date, including, without limitation, interest on any amounts payable by the Reorganized Debtors upon the resolution of any Post-Petition Interest Rate Determination Notice.

          E.   Estimation.

          The Debtors or the Reorganized Debtors, as the case may be, may at any time request that the Court estimate, subject to 28 U.S.C. ss. 157, any Disputed Claim pursuant to section 502(c) of the Bankruptcy Code regardless of whether the Debtors or the Reorganized Debtors have previously objected to such Claim. The Court will retain jurisdiction to estimate any Claim at any time, including during proceedings concerning any objection to such Claim. In the event that the Court estimates any Disputed Claim, such estimated amount may constitute either
(a) the Allowed amount of such Claim, (b) the estimate to be used by the Debtors in calculating potential Distributions under the Plan, or (c) a maximum limitation on such Claim, as determined by the Court. In the case of Unliquidated Claims arising from personal injury tort or wrongful death actions, the Court may estimate such Claims for the purpose of confirming a plan of reorganization. If the estimated amount constitutes a maximum limitation on such Claim, the Debtors or the Reorganized Debtors may elect to object to ultimate payment of such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and not necessarily exclusive of one another.

          F.   Administrative Claims of Indenture Trustees.

          In addition to any other Administrative Claim that may be filed by the Indenture Trustees pursuant to the provisions set forth herein, the Senior Secured Notes Indenture Trustee and the Senior Subordinated Notes Indenture Trustee shall have an Allowed Administrative Claim in an amount equal to such Indenture Trustee's Indenture Trustee Expenses. If the Debtors or the Reorganized Debtors dispute the reasonableness of any such Indenture Trustee's Indenture Trustee Expenses, the Debtors or the Reorganized Debtors or such affected Indenture Trustee may submit such dispute to the Court for a determination of the reasonableness of such Indenture Trustee Expenses and the disputed portion of such Indenture Trustee's Indenture Trustee Expenses shall not be paid until the dispute is resolved. The undisputed portion of such Indenture Trustee's Indenture Trustee Expenses shall be paid as provided herein. An Indenture Trustee shall not be entitled to payment of or the assertion of its Indenture Trustee Charging Lien for any disputed Indenture Trustee Expenses to the extent the Court determines that such Indenture Trustee Expenses are unreasonable under the terms of the applicable Prepetition Indenture. Nothing contained herein shall affect the right of an Indenture Trustee from asserting their respective Indenture Trustee Charging Lien, to the extent applicable under the terms of the respective Prepetition Indenture, provided, however, that upon the full payment of such Indenture Trustee's Indenture Trustee Expenses, such Indenture Trustee's Indenture Trustee Charging Lien shall be deemed released and discharged in full.

          G.   Cancellation and Surrender of Existing Securities and Agreements.

          Notwithstanding any other provision of the Plan and except for DIP Financing Claims, Intercompany Claims, Existing Common Stock, Other Common Equity Interests in Foamex International and Equity Interests in Surviving
Debtor Subsidiaries, on the Effective Date, any promissory note, other instrument or security evidencing a Claim or Equity Interest shall be deemed cancelled, provided, however, that the Senior Secured Notes Indenture and the Senior Subordinated Notes Indentures shall continue to survive and be in full force and effect for the sole purposes of making distributions under the Plan and any Indenture Trustee Charging Lien asserted thereunder.

          H.   Nonconsensual Confirmation.

          If at least one (1) Class of Interests that is Impaired under the Plan votes to reject the Plan, the Debtors may seek to have the Court confirm the Plan under section 1129(b) of the Bankruptcy Code.

                                      VI.

                    SUBSTANTIVE CONSOLIDATION OF THE DEBTORS

          Solely in connection with Distributions to be made on the Initial Distribution Date to the holders of Allowed Claims which are Allowed as of such date, the Plan is predicated upon, and it is a condition precedent to confirmation of the Plan, that the Court provide in the Substantive Consolidation Order for the substantive consolidation of the Chapter 11 Cases of the Debtors into a single Chapter 11 Case for purposes of this Plan and the Distributions hereunder. To the extent a Claim (including any Disputed Claim) becomes an Allowed Claim or an Unliquidated Claim is liquidated in accordance with the provisions of the Plan after the Initial Distribution Date, such Claim shall be satisfied in accordance with the provisions of the Plan by the Debtor against whom such Claim is asserted; provided, however, that the Debtors, at their sole discretion, may satisfy such Claim in any other manner they deem reasonable so long as the treatment of such Claim is otherwise in accordance with the provisions of the Plan.

          Pursuant to such Substantive Consolidation Order (i) all assets and liabilities of the Substantively Consolidated Debtors will be deemed to be merged solely for purposes of this Plan and Distributions to be made hereunder on the Initial Distribution Date, (ii) the obligations of each Debtor will be deemed to be the obligation of the Substantively Consolidated Debtors solely for purposes of this Plan and Distributions hereunder, (iii) any Claims filed or to be filed in connection with any such obligations will be deemed Claims against the Substantively Consolidated Debtors, (iv) each Claim filed in the Chapter 11 Case of any Debtor will be deemed filed against the Debtors in the consolidated Chapter 11 Case in accordance with the substantive consolidation of the assets and liabilities of the Debtors, (v) all transfers, disbursements and distributions made by any Debtor hereunder will be deemed to be made by the

Substantively Consolidated Debtors, and (vi) all guarantees of the Debtors of the obligations of any other Debtors shall be deemed eliminated so that any Claim against any Debtor and any guarantee thereof executed by any other Debtor and any joint or several liability of any of the Debtors shall be deemed to be one obligation of the Substantively Consolidated Debtors. Holders of Allowed Claims in each Class shall be entitled to their share of assets available for distribution to such Class without regard to which Debtor was originally liable for such Claim. Such substantive consolidation shall not affect (a) the legal and corporate structure of the Reorganized Debtors or (b) other pre- and post-Petition Date guarantees that are required to be maintained (i) in connection with executory contracts or unexpired leases that were entered into during the Chapter 11 Cases or that have been, or will hereunder be, assumed,
(ii) pursuant to the express terms of the Plan, or (iii) in connection with the Exit Facilities. The substantive consolidation proposed herein shall not affect each Debtor's obligation to file the necessary operating reports and pay any required fees pursuant to 28 U.S.C. ss. 1930(a)(6). Such obligations shall continue until an order is entered closing, dismissing or converting such Debtor's Chapter 11 Case.

          Unless the Court has approved the substantive consolidation of the Estates by a prior order, the Plan shall serve as, and shall be deemed to be, a motion for entry of an order substantively consolidating the Estates. If no objection to substantive consolidation is timely filed and served, then the Substantive Consolidation Order may be entered by the Court. If any such objection(s) is timely filed and served, a hearing with respect to the substantive consolidation of the Estates and the objections thereto shall be scheduled by the Court, which hearing may coincide with the Confirmation Hearing.

                                      VII.

                   PROVISIONS REGARDING IMPLEMENTATION OF PLAN

          A.   Exit Facilities.

          On or prior to the Effective Date, the Debtors shall have closed on the Exit Facilities. The amounts borrowed under the Exit Facilities shall be used to make the required Distributions under the Plan, to satisfy certain plan-related expenses and to fund the Reorganized Debtors' working capital needs.

          B.   Rights Offering.

          As authorized by the Rights Offering Order, prior to Confirmation, Foamex International shall conduct a Rights Offering to generate gross proceeds of $150 million, subject to the terms and conditions set forth in the Equity Commitment Agreement. Pursuant to the Rights Offering, (i) each holder of Existing Common Stock on the Rights Offering Record Date will be offered the Right to purchase up to 2.56 shares of Additional Common Stock for each share of Existing Common Stock held by such holder of Existing Common Stock on the Rights Offering Record Date, in exchange for a Cash payment equal to the Additional Common Stock Purchase Price for each share of Additional Common Stock and (ii) each holder of Existing Preferred Stock on the

Rights Offering Record Date will be offered the Right to purchase up to 255.78 shares of Additional Common Stock for each share of Existing Preferred Stock held by such holder of Existing Preferred Stock on the Rights Offering Record Date, in exchange for a Cash payment equal to the Additional Common Stock Purchase Price for each share of Additional Common Stock. All Additional Common Stock issued in connection with the exercise of Rights pursuant to the Rights Offering shall be issued on the Effective Date.

          C.   Put Option.

          To ensure that the Debtors raise sufficient funds to effectuate the Plan, in the event that not all of the shares of Additional Common Stock offered through the Rights Offering are subscribed and paid for in full, Foamex International has entered into the Equity Commitment Agreement and the Put Option Agreement with the Significant Equityholders pursuant to which, among other things, the Significant Equityholders have committed to purchase New Preferred Stock under the Put Option, if exercised, for an aggregate purchase price equal to the Rights Offering Amount less the aggregate amount of proceeds to be received by Foamex International as a result of the exercise of Rights. If the Significant Equityholders exercise the Call Option, however, the Put Option will expire unexercised and the Significant Equityholders will not be obligated to purchase the New Preferred Stock. If it does not expire sooner, the Put Option will expire on the earliest of (i) the Effective Date, and (ii) February 28, 2007. Any New Preferred Stock issued in connection with the Put Option shall be issued on the Effective Date.

          D.   Call Option.

          Pursuant to the Plan, and as more specifically set forth in the Call Option Agreement included in the Plan Supplement, the Company shall sell, and each of the Significant Equityholders shall purchase, on or prior to the Effective Date, the Call Option for an aggregate purchase price equal to $2.0 million, requiring Foamex International to sell, upon the exercise of the Call Option by the Significant Equityholders, shares of the Additional Common Stock at a per share price equal to the Additional Common Stock Purchase Price for each Right that is not subscribed and paid for in full by the Equityholders as of the Expiration Time, up to a maximum aggregate purchase price equal to the Rights Offering Amount less the aggregate amount of proceeds to be received by Foamex International as a result of the exercise of Rights. If the Significant Equityholders exercise and fulfill their obligations under the Call Option, the Put Option shall automatically terminate and the Significant Equityholders will not be obligated to purchase the New Preferred Stock. Any Additional Common Stock to be issued under the Plan pursuant to the Call Option shall be issued on the Effective Date.

          E.   Use of Rights Offering Proceeds.

          Reorganized Foamex International shall utilize the proceeds from the sale of Additional Common Stock and the New Preferred Stock, if any, (a) first, to pay the expenses of the Rights Offering and to pay the balance of the Put Option Premium that becomes due and payable on the Effective Date and (b) second, the net proceeds remaining will be contributed by Reorganized Foamex International to Foamex L.P., its primary operating subsidiary, to fund required payments under the Plan and to fund Foamex L.P.'s working capital requirements on and after the Effective Date.

          F.   Securities to be Issued Pursuant to the Plan.

               1.   Rights.

          On the Rights Offering Commencement Date, which may occur prior to Confirmation, Foamex International shall issue the Rights to the Equityholders who hold Existing Common Stock and Existing Preferred Stock as of the Rights Offering Record Date.

               2.   Additional Common Stock.

          On or before the Effective Date, Reorganized Foamex International shall authorize the issuance of Additional Common Stock to be issued on or after the Effective Date, which shall be sufficient to effectuate the issuance of such Additional Common Stock pursuant to the Rights Offering on the Effective Date, the exercise and settlement of the Call Option (to the extent exercised) on the Effective Date, the conversion of any outstanding Existing Preferred Stock as provided for in the Plan, the Management Incentive Plan, the KERP and the exercise of Other Common Equity Interests in Foamex International outstanding on and as of the Effective Date without further act or action under applicable law, regulation, rule or order.

          Reorganized Foamex International shall use its reasonable best efforts to maintain one or more market makers for the Post-Effective Date Common Stock that will facilitate trading of the Post-Effective Date Common Stock over the counter.

               3.   New Preferred Stock.

          On or prior to the Effective Date, in connection with the Put Option, if Foamex International exercises the Put Option and all conditions precedent set forth in the Equity Commitment Agreement are satisfied, including, without limitation, the expiration without exercise of the Call Option, then Reorganized Foamex International shall authorize and, on the Effective Date, issue the New Preferred Stock to the Significant Equityholders in accordance with the terms of the Equity Commitment Agreement without further act or action under applicable law, regulation, rule or order.

          G.   Filing of Form 15.

          It is anticipated that after the issuance of the Additional Common Stock there will be fewer than 300 holders of record of the Common Stock. After the Effective Date, Reorganized Foamex International may determine to file a Form 15 with the SEC terminating its periodic filing requirements pursuant to the Securities Exchange Act of 1934, as amended, to the extent legally practicable.

          H.   Registration Rights Agreement.

          On or prior to the Effective Date, the Reorganized Debtors shall enter into the Registration Rights Agreement with the Registration Rights Participants. The Registration Rights Agreement shall, among other things, provide:

          (i) such Registration Rights Participants with two demand registration rights and unlimited piggy-back registration rights (provided that (a) no demand shall qualify as such unless made by the holders of at least 25% of the aggregate number of outstanding shares of Additional Common Stock issued under the Rights Offering and, if exercised, the Call Option, and unless at least 25% of such aggregate number of outstanding shares shall be included to be sold in each registration statement and (b) no such piggyback registration rights shall be applicable with respect to any filing by Reorganized Foamex International of a registration statement on Forms S-4 or S-8, or any successor forms thereto) with respect to any such Additional Common Stock held by such Registration Rights Participants on customary and reasonable terms; and

          (ii) that (a) at such time as Reorganized Foamex International is eligible to effect a registration on Form S-3 (or any successor form), within sixty (60) days after the request of any Registration Rights Participant or group thereof which holds at least 25% of the aggregate number of outstanding shares of Additional Common Stock issued under the Rights Offering and, if exercised, the Call Option, Reorganized Foamex International shall prepare and file, and shall use its reasonable best efforts to have declared effective as soon as practicable thereafter, a registration statement under the Securities Act for the offering on a continuous basis pursuant to Rule 415 of the Securities Act, of any such shares of Additional Common Stock held by the Registration Rights Participants (the "Shelf Registration"); and
               (b) Reorganized Foamex International shall keep the Shelf Registration effective for a period ending on the earlier of (I) the date that is the two-year anniversary of the date upon which such registration statement is declared effective by the SEC,
               (II) the date such Additional Common Stock has been disposed of pursuant to an effective registration statement, (III) the date such Additional Common Stock has been disposed of (x) pursuant to and in accordance with SEC Rule 144 (or any similar provision then in force) under the Securities Act or (y) pursuant to another exemption from the registration requirements of the Securities Act pursuant to which such Additional Common Stock is thereafter freely transferable without restriction under the Securities Act, and (IV) the date such Additional Common Stock ceases to be outstanding.

          Reorganized Foamex International shall pay all fees and expenses for any demand registration (including, without limitation, the reasonable fees and expenses of one special counsel for the Registration Rights Participants). The managing underwriter of any public offering effected pursuant to a demand registration will be selected by Reorganized Foamex International. The selling stockholders shall pay for their respective internal costs and expenses related to any piggyback registration in which they participate.

          I.   Corporate Governance and Management of the Reorganized Debtors

               1.   The Initial Boards of Directors.

          The Significant Equityholders shall have the right, but not the obligation in their capacities as holders of Post-Effective Date Common Stock, to nominate four (4) members of Reorganized Foamex International's board of directors. In addition to the Significant Equityholders' four (4) nominees, there shall be one (1) independent director. Reorganized Foamex International's chief executive officer and its general counsel shall also serve on the board of directors; provided that if the Post-Effective Date Common Stock is listed on a national securities exchange, the number of directors and/or composition of the board of directors may be revised as required under the applicable rules of the relevant stock exchange.

          Subject to Reorganized Foamex International's Amended and Restated By-laws relating to the filling of vacancies, if any, on the board of directors, the members of the board of directors as constituted on the Effective Date will continue to serve at least until the first annual meeting of stockholders after the Effective Date, which meeting shall not take place until at least twelve
(12) months after the Effective Date.

          The identities, affiliations and the amount of compensation of the designees shall be disclosed in the Plan Supplement. The members of the initial boards of directors or equivalent governing bodies of the Surviving Debtor Subsidiaries shall be selected by the initial board of directors of Reorganized Foamex International and shall consist, at least in part, of officers and directors of Reorganized Foamex International. The directors of each Debtor on the day immediately preceding the Effective Date that are not otherwise appointed as members of the initial board of directors or the equivalent governing body for the corresponding Reorganized Debtor shall be deemed to have resigned from the board of directors of such Debtor as of the Effective Date.

               2.   Management of Reorganized Debtors.

          The officers of the Reorganized Debtors shall be substantially the same as the officers of the Debtors on the date of the Equity Commitment Agreement. The Reorganized Debtors' officers shall serve in accordance with any employment agreement with the Reorganized Debtors and applicable nonbankruptcy law, as the case may be. The Debtors will disclose the terms of such employment agreements in the Plan Supplement.

               3.   Amended and Restated  Certificate of Incorporation,  Amended
                    and  Restated   By-Laws  and  Other   Amended  and  Restated
                    Governing Documents.

          The adoption of the Amended and Restated Certificate of Incorporation, Amended and Restated By-Laws and Other Amended and Restated Governing Documents shall be deemed to have occurred and be effective as of the Effective Date without any further action by the directors, stockholders, partners or members (as the case may be) of the Debtors or Reorganized Debtors. The Amended and Restated Certificate of Incorporation shall be in form and substance reasonably acceptable to the Significant Equityholders and the Exit Facilities Agent and will, among other things, contain appropriate provisions (i) governing the authorization of (x) the shares of New Preferred Stock, if any, to be issued and outstanding on the Effective Date and (y) the Additional Common Stock, and (ii) prohibiting the issuance of nonvoting equity securities to the extent required by section 1123(a)(6) of the Bankruptcy Code. Each of the Other Amended and Restated Governing Documents shall be in form and substance reasonably acceptable to the Significant Equityholders and the Exit Facilities Agent and shall, among other things, contain appropriate provisions prohibiting the issuance of nonvoting equity securities to the extent required by section 1123(a)(6) of the Bankruptcy Code. On or prior to the Effective Date, the Debtors will, if required by applicable state law, file with the Secretary of State of the appropriate jurisdiction the Amended and Restated Certificate of Incorporation and Other Amended and Restated Governing Documents.

          In addition, the Amended and Restated Certificate of Incorporation of Reorganized Foamex International shall include provisions with respect to any "Business Combination" (as defined in Foamex International's current Restated Certificate of Incorporation) with or into any "Related Person" (as so defined) requiring that the consideration received by the other shareholders in connection with such Business Combination (as so defined) is at "fair value" as determined by the "unrelated director(s)" (who shall have authority, but not the obligation, to engage independent counsel and independent bankers at Reorganized Foamex International's expense, subject to a budget which shall be reasonably acceptable to Reorganized Foamex's board of directors, as a whole, for purposes of such determination).

          On  the  Effective   Date,   the  Rights   Agreement   between  Foamex
International and Mellon Investor Services LLC, dated as of August 5, 2004, and amended thereafter, shall be terminated.

          J.   Reorganized Debtors' Management Incentive Plan.

          On the Effective Date, the Management Incentive Plan shall become effective. Such plan shall be on the terms to be described generally in the Plan Supplement with more specific terms to be approved by the board of directors of Reorganized Foamex International within forty-five (45) days after the Effective Date.

          K.   KERP.

          As required by the KERP Order, on the Effective Date, the Reorganized Debtors shall continue to implement the KERP in accordance with the terms of the KERP Motion and KERP Order, including, without limitation, by issuing shares of common stock in Reorganized Foamex International to the employees designated by the board of directors of Reorganized Foamex International to receive such stock in accordance with the KERP.

          L.   Powers of Officers.

          The officers of the Debtors or the Reorganized Debtors, as the case may be, shall have the power to enter into and to execute any Plan Supplement Document to which the Reorganized Debtors are to be a party and (subject to the approval of the board of directors of Reorganized Foamex International) to take such other or further action as they deem reasonable and appropriate to effectuate the terms of the Plan.

          M.   Corporate Reorganization.

          On or prior to the Effective Date but immediately prior to the discharge described in Article VIII.E of this Plan of the Debtors and of the Debtors dissolved pursuant hereto, the Reorganized Debtors shall take all necessary steps and make all necessary filings to dissolve each of Foamex Capital Corporation and Foamex Mexico II, Inc. In addition, Foamex International shall take all necessary steps and make all necessary filings to (i) dissolve Foamex Delaware, Inc., Foamex Aviation, Inc., and JPSGP Inc., each a non-Debtor Subsidiary of Foamex International, and (ii) to convert FMXI, Inc. from a Delaware corporation to a Delaware limited liability company by, among other things, executing the FMXI Conversion Documents. Except as otherwise set forth herein, or as modified by appropriate corporate action after the Effective Date, the corporate structure and equity ownership of the Debtors and their subsidiaries shall be unchanged.

                                     VIII.

                       EFFECT OF CONFIRMATION OF THE PLAN

          A.   Continued Corporate Existence.

          Except as otherwise expressly provided for in Article VII.M above, the Debtors, as Reorganized Debtors, shall continue to exist after the Effective Date with all of the powers of a corporation, partnership or limited liability company, as the case may be, under the laws of the State of Delaware and without prejudice to any right to alter or terminate such existence (whether by merger or otherwise) under such applicable state law, except as such rights may be limited and conditioned by the Plan and the documents and instruments executed and delivered in connection herewith. In addition, the Reorganized Debtors may operate their business free of any restrictions imposed by the Bankruptcy Code, the Bankruptcy Rules or by the Court, subject only to the terms and conditions of the Plan as well as the documents and instruments executed and delivered in connection herewith, including without limitation, the documents and instruments included in the Plan Supplement.

          B.   Dissolution of Creditors' Committee

          The Creditors' Committee shall continue in existence until the Effective Date and shall continue to exercise those powers and perform those duties specified in section 1103 of the Bankruptcy Code and shall perform such other duties as it may have been assigned by the Court prior to the Effective Date. On the Effective Date, the Creditors' Committee shall be dissolved and its members shall be deemed released of all of their duties, responsibilities and obligations in connection with the Chapter 11 Cases or this Plan and its implementation, and the retention or employment of the Creditors' Committee's attorneys, financial advisors, and other agents shall terminate except that the Creditors' Committee shall continue to have standing and a right to be heard with respect to (i) all Fee Claims, (ii) any appeals of the Confirmation Order,
(iii) any adversary proceedings pending as of the Effective Date to which it may be a party and (iv) post-Effective Date modifications to the Plan.

          C.   Vesting of Property.

                  Except as otherwise expressly provided in the Plan, on the Effective Date, or as soon as practicable thereafter, the Reorganized Debtors shall be vested with all of the property of the Estates free and clear of all Claims, Liens, encumbrances, charges and other interests of creditors and equity security holders.

          D.   Termination of Subordination Rights.

          All Claims of the holders of Senior Secured Notes and Senior Subordinated Notes against the Debtors and all rights and Claims between or among the holders of Senior Secured Notes and Senior Subordinated Notes relating in any manner whatsoever to claimed subordination rights, rights to postpetition and default interest, prepayment fees or premiums, or similar rights, whether legal, contractual or equitable, if any (collectively, "Subordination Related Rights"), shall be deemed satisfied by the Distributions under, described in, contemplated by, and/or implemented by, this Plan to holders of such Claims, and such rights shall be deemed waived, released, discharged, and terminated as of the Effective Date, and all actions related to the enforcement of such Subordination Related Rights shall be permanently enjoined. Distributions under, described in, contemplated by, and/or implemented by, this Plan shall not be subject to levy, garnishment, attachment, or like legal process by any holder of a Claim, including, but not limited to, the holders of Senior Secured Note Claims, by reason of any claimed Subordination Related Rights or otherwise, so that each holder of a Claim shall have and receive the complete benefit of the Distributions in the manner set forth and described in this Plan.

          E.   Discharge of the Debtors.

          Except as otherwise provided herein, the rights afforded herein and the treatment of all Claims and Equity Interests herein shall be in exchange for and in complete satisfaction, discharge, and release of all Claims or Interests of any kind or nature whatsoever, including any interest accrued on such Claims from and after the Petition Date, against the Debtors, the Debtors in Possession, the Reorganized Debtors or any of their respective assets or properties, arising prior to the Effective Date. Except as otherwise expressly specified in the Plan, the Confirmation Order shall act as of the Effective Date as a discharge of all debts of, Claims against, Liens on, and Equity Interests in the Debtors, their respective assets and properties, arising at any time before the Effective Date, regardless of whether a proof of Claim or Equity Interest with respect thereto was filed, whether the Claim or Equity Interest is Allowed, or whether the holder thereof votes to accept the Plan or is entitled to receive a Distribution hereunder. Except as otherwise expressly specified in the Plan, after the Effective Date, any holder of such discharged Claim or Equity Interest shall be precluded from asserting any other or further Claim against, or Interest in, the Debtors, the Reorganized Debtors, or any of their respective assets or properties, based on any document, instrument, act, omission, transaction, or other activity of any kind or nature that occurred before the Effective Date.

          F.   Injunction.

          Except as otherwise expressly provided in the Plan, the Confirmation Order, the Plan Supplement Documents, or a separate order of the Court, all Persons who have held, hold, or may hold Claims against, or Equity Interests in, the Debtors that arose before or were held as of the Effective Date, are permanently enjoined, on and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind against the Debtors or the Reorganized Debtors with respect to any such Claim or Equity Interest, (b) the enforcement, attachment, collection, or recovery by any manner or means of any judgment, award, decree, or order against the Debtors or the Reorganized Debtors on account of any such Claim or Equity Interest, (c) creating, perfecting, or enforcing any encumbrance of any kind against the Debtors or the Reorganized Debtors or against the property or interests in property of the Debtors or the Reorganized Debtors on account of any such Claim or Equity Interest and (d) asserting any right of setoff or subrogation of any kind against any obligation due from the Debtors or the Reorganized Debtors or against the property or interests in property of the Debtors or the Reorganized Debtors on account of any such Claim or Equity Interest. Such injunction shall extend to successors of the Debtors (including, without limitation, the Reorganized Debtors) and their respective properties and interests in property.

          G.   Preservation of Causes of Action.

          The Reorganized Debtors shall retain all rights and all Causes of Action accruing to them and their estates, including but not limited to, those arising under sections 505, 544, 547, 548, 549, 550, 551, 553 and 1123(b)(3)(B) of the
Bankruptcy  Code,  including  all tax  setoff and refund  rights  arising  under section 505, other than as expressly provided below. Except as expressly provided in this Plan or the Confirmation Order, nothing contained in this Plan or the Confirmation Order shall be deemed to be a waiver or relinquishment of any such rights or Causes of Action. Nothing contained in this Plan or the Confirmation Order shall be deemed a waiver or relinquishment of any Claim, Cause of Action, right of setoff, or other legal or equitable defense that the Debtors have that is not specifically waived or relinquished by this Plan. The Reorganized Debtors shall have, retain, reserve and be entitled to assert all such Claims, Causes of Action, rights of setoff and other legal or equitable defenses that the Debtors have as fully as if the Chapter 11 Cases had not been commenced, and all of the Reorganized Debtors' legal and equitable rights respecting any Claim that are not specifically waived or relinquished by this Plan may be asserted after the Effective Date to the same extent as if the Chapter 11 Cases had not been commenced.

          H.   Votes Solicited in Good Faith.

          The Debtors have, and upon confirmation of the Plan shall be deemed to have, solicited acceptances of the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code. The Debtors and the Significant Equityholders (and each of their respective affiliates, agents, directors, officers, members, employees, advisors and attorneys) have participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code in the Distributions contemplated hereunder and therefore have not been, and on account thereof will not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or the Distributions contemplated hereunder.

          I.   Administrative Claims Incurred After the Confirmation Date.

          Administrative Claims incurred by the Reorganized Debtors after the Confirmation Date, including (without limitation) Claims for Professionals' fees and expenses incurred after such date, may be paid by the Reorganized Debtors in the ordinary course of business and without the need for Court approval.

          J.   Mutual Releases.

          On the Effective Date, (a) the Debtors and the Reorganized Debtors, on behalf of themselves and their estates, (b) all of their respective officers, directors, employees, partners, advisors, attorneys, financial advisors, accountants and other professionals, (c) the members of, and counsel and financial advisors to, the Creditors' Committee, (d) the Significant Equityholders and their counsel and financial advisors, (e) the DIP Lenders and DIP Agents and their respective attorneys and advisors, in each case, in their respective capacities as such, (collectively clauses (a) through (e) being the "Released Parties," and each a "Released Party") shall be deemed to and hereby unconditionally and irrevocably release each other from any and all claims, obligations, suits, judgments, damages, rights, Causes of Action and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon actions taken in their respective capacities described above or any omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Chapter 11 Cases, or the Plan, except that (i) no individual shall be released from any act or omission that constitutes gross negligence or willful misconduct, (ii) the Reorganized Debtors shall not relinquish or waive the right to assert any of the foregoing as a legal or equitable defense or right of set-off or recoupment against any Claims of any such Persons asserted against the Debtors or the Reorganized Debtors, (iii) the foregoing release shall not apply to any express contractual or financial obligations owed to the Debtors or Reorganized Debtors or any obligation arising under the Plan or an agreement entered into pursuant to, in connection with or contemplated by, the Plan, (iv) the obligations under the indemnity and other provisions of the DIP Credit Facilities that by their terms shall survive the termination of the DIP
Credit  Facilities  shall continue to exist in accordance with their terms,  and
(v) the obligations of Foamex International and Reorganized Foamex International under the indemnity and other provisions of the Equity Commitment Agreement shall continue to exist in accordance with their terms.

          K.   Releases by non-Debtors.

          On and as of the Effective Date, all Persons who (i) do not file timely objections to the releases provided in this paragraph and receive Distributions under the Plan, or (ii) vote to accept the Plan as set forth on the relevant Ballot, and do not mark their Ballot to indicate their refusal to grant the releases provided in this paragraph, shall be deemed, by virtue of their treatment contemplated under the Plan, to have forever released and covenanted with the Reorganized Debtors and the other Released Parties not to
(y) sue or otherwise seek recovery from any of the Reorganized Debtors or any other Released Party on account of any Claim or Interest, including but not limited to any claim based upon tort, breach of contract, violations of federal or state securities laws or otherwise, based upon any act, occurrence, or failure to act from the beginning of time through the Effective Date in any way relating to the Debtors or their business and affairs or (z) assert against any of the Reorganized Debtors or any other Released Party any claim, obligation, right, Cause of Action or liability that any holder of a Claim or Interest may be entitled to assert, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, based in whole or in part on any act or omission, transaction, or occurrence from the beginning of time through the Effective Date in any way relating to the Debtors, the Chapter 11 Cases, or the Plan; provided, however, that (i) none of the Released Parties shall be released from any claim based on any act or omission that constitutes gross negligence or willful misconduct, (ii) the foregoing release shall not apply to obligations arising under the Plan or an agreement entered into pursuant to, in connection with, or contemplated by, the Plan and (iii) the foregoing release shall not be construed to prohibit a party in interest from seeking to enforce the terms of the Plan or an agreement entered into pursuant to, in connection with, or contemplated by, the Plan. Notwithstanding anything to the contrary in this Plan, the releases of the Released Parties shall extend only to claims arising against such Released Parties in their capacities as parties in interest in the Chapter 11 Cases.

          L.   Exculpation.

               1.   Exculpation and Limitation of Liability.

          The Debtors, the Reorganized Debtors, the other Released Parties, the Exit Facilities Agent and the other arrangers and lender parties for each of the Exit Facilities (i) shall have no liability whatsoever to any holder or purported holder of an Administrative Claim, Claim, or Equity Interest for any act or omission in connection with, or arising out of, the Plan, the Disclosure Statement, the negotiation of the Plan, the negotiation of the Plan Supplement Documents, the Equity Commitment Agreement, the Put Option Agreement, the Exit Facility Commitment Agreement, the Rights Offering, the Rights Offering Documents, the pursuit of approval of the Disclosure Statement or the solicitation of votes for confirmation of the Plan, the Chapter 11 Cases, the consummation of the Plan, the administration of the Plan or the property to be distributed under the Plan, or any transaction contemplated by the Plan or Disclosure Statement or in furtherance thereof except for any act or omission that constitutes gross negligence or willful misconduct as determined by a Final Order, and (ii) in all respects, shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan. This exculpation shall be in addition to, and not in limitation of, all other releases, indemnities, exculpations and any other applicable law or rules protecting any of the Released Parties, the Exit Facilities Agent or the other arranger and lender parties for each of the Exit Facilities from liability.

               2.   Limitation of Governmental Releases.

          Notwithstanding Articles VIII.J, VIII.K and VIII.L.1 of the Plan, the Plan shall not release, discharge, or exculpate any non-Debtor party from any debt owed to the United States Government and/or its agencies, including the PBGC (the "Government"), or from any liability arising under the Internal Revenue Code, ERISA, as amended, or the environmental laws, securities laws or criminal laws of the United States. In addition, notwithstanding Articles VIII.J, VIII.K and VIII.L.1 of the Plan, the Plan shall not enjoin or prevent the Government from collecting any such liability from any such non-Debtor party.

          M.   Term of Bankruptcy Injunction or Stays.

          All injunctions or stays provided for in the Chapter 11 Cases under sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

          N.   Reinstatement and Continuation of Insurance Policies.

          Unless otherwise assumed during the pendency of the Chapter 11 Cases, from and after the Effective Date, each of the Debtors' insurance policies in existence on and as of the Confirmation Date shall be reinstated and continued in accordance with its terms and, to the extent applicable, shall be deemed assumed by the applicable Reorganized Debtor pursuant to section 365 of the Bankruptcy Code.

          The Debtors' discharge and release from all Claims and Equity Interests, as provided herein, shall not diminish or impair the enforceability of any insurance policy that may cover Claims against the Debtors, the Reorganized Debtors (including, without limitation, its officers and directors) or any other person or entity. Notwithstanding any other provision of the Plan or the Confirmation Order, nothing in this Plan shall (i) impair (w) the right of any insurer to defend against any claim asserted against such insurer, (x) an insurer's status as a secured creditor to the extent applicable under the terms of the Plan, including the right to recover from any Collateral (in accordance with the applicable insurance policy, (y) an insurer's right to draw on third-party letters of credit (in accordance with the terms of the applicable insurance policy and letter of credit) or (z) any insurer's right of setoff pursuant to section 553 of the Bankruptcy Code to the extent applicable and/or
(ii) affect an insurer's right to seek arbitration of disputes between the Debtors and such insurer to the extent provided for under the terms of the applicable insurance agreement.

          O.   Officers' and Directors' Indemnification Rights and Insurance.

          Notwithstanding any other provisions of the Plan, the obligations of the Debtors to indemnify their present directors, officers, and employees against any obligations, liabilities, costs or expenses pursuant to the articles of incorporation, by-laws, partnership agreements or limited liability company operating agreements of the Debtors, as the case may be, applicable state law, specific agreement, or any combination of the foregoing, shall survive the Effective Date.

                                      IX.

                            RETENTION OF JURISDICTION

          The Court shall have exclusive jurisdiction over all matters arising out of, and related to, the Chapter 11 Cases and the Plan pursuant to, and for the purposes of, section 105(a) and section 1142 of the Bankruptcy Code and for, among other things, the following purposes: (1) to hear and determine applications for the assumption or rejection of executory contracts or unexpired leases pending on the Confirmation Date, and the allowance of Claims resulting therefrom; (2) to determine any other applications, adversary proceedings, and contested matters pending on the Effective Date; (3) to ensure that Distributions to holders of Allowed Claims and Interests are accomplished as provided herein; (4) to resolve disputes as to the ownership of any Claim or Interest; (5) to hear and determine timely objections to Administrative Claims and Claims; (6) to hear and determine, to the extent provided in Article V.D. herein, any disputes arising by the filing of a Post-Petition Interest Rate Determination Notice by a holder of an Allowed Class 5 General Unsecured Claim; (7) to hear and determine any disputes arising as to the reasonableness of an Indenture Trustee's Indenture Trustee Expenses; (8) to enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated; (9) to issue such orders in aid of execution of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code; (10) to consider any modifications of the Plan, to cure any defect or omission, or to reconcile any inconsistency in any order of the Court, including, without limitation, the Confirmation Order; (11) to hear and determine all applications for compensation and reimbursement of expenses of professionals under sections 330, 331 and 503(b) of the Bankruptcy Code; (12) to hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of the Plan;
(13) to hear and determine any issue for which the Plan requires a Final Order of the Court; (14) to hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code; (15) to hear and determine any Causes of Action preserved under the Plan under sections 544, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code; (16) to hear and determine any matter regarding the existence, nature and scope of the Debtors' discharge; (17) to hear and determine any matter regarding the existence, nature, and scope of the releases and exculpation provided in Article VIII of the Plan; and (18) to enter a final decree closing the Chapter 11 Cases. The Court shall not retain any jurisdiction over the Exit Facilities or over matters relating to the interpretation or enforcement of the Exit Facilities or any disputes arising therefrom from and after the Effective Date.

                                       X.

                            MISCELLANEOUS PROVISIONS

          A.   Payment of Statutory Fees.

          All fees payable on or before the Effective Date pursuant to section 1930 of title 28 of the United States Code shall be paid by the Debtors on or before the Effective Date and all such fees payable after the Effective Date shall be paid by the applicable Reorganized Debtor as and when such fees become due.

          B.   Modification of the Plan.

               1.   Pre-Confirmation Modifications.

          The Debtors may alter, amend, or modify the Plan before the Confirmation Date as provided in section 1127 of the Bankruptcy Code, provided, however, without the prior written consent of each of the Significant
Equityholders and the Exit Facilities Agent, which consent cannot be unreasonably withheld, there shall be no alteration, amendment or modification of the Plan prior to Confirmation.

               2.   Post-Confirmation Immaterial Modifications.

          After the Confirmation Date, the Debtors may, with the approval of the Court and prior written consent of the Significant Equityholders and the Exit Facilities Agent (which consent shall not be unreasonably withheld), without notice to all holders of Claims or Interests, insofar as it does not materially and adversely affect the holders of Claims or Interests, correct any defect, omission or inconsistency in the Plan in such manner and to such extent as may be necessary to expedite consummation of the Plan.

               3.   Post-Confirmation Material Modifications.

          After the Confirmation Date, the Debtors may, with the prior written consent of the Significant Equityholders and the Exit Facilities Agent (which consent shall not be unreasonably withheld), alter or amend the Plan in a manner which, as determined by the Court, materially and adversely affects holders of Claims or Interests, provided that such alteration or modification is made after a hearing as provided in section 1127 of the Bankruptcy Code.

          C.   Governing Law.

          Unless a rule of law or procedure is supplied by Federal law (including the Bankruptcy Code and Bankruptcy Rules) or Delaware law, the laws of the State of New York (without reference to the conflicts of laws provisions thereof) shall govern the construction and implementation of the Plan and any agreements, documents, and instruments executed in connection with the Plan, unless otherwise specified.

          D.   Filing or Execution of Additional Documents.

          On or before the Effective Date, the Debtors shall file with the Court or execute, as appropriate, such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

          E.   Withholding and Reporting Requirements.

          In connection with the Plan and all instruments issued in connection herewith and Distributions hereunder, the Reorganized Debtors shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority and all Distributions hereunder shall be subject to any such withholding and reporting requirements.

          F.   Exemption From Transfer Taxes.

          Pursuant to section 1146(c) of the Bankruptcy Code, (a) the issuance, transfer and exchange under the Plan of the Call Option, the Additional Common Stock, the Put Option, the New Preferred Stock and the security interests in favor of the lenders under the Exit Facilities, (b) the making or assignment of any lease or sublease, or (c) the making or delivery of any other instrument whatsoever, in furtherance of or in connection with the Plan, shall not be subject to any stamp tax or other similar tax.

          G.   Securities Issues.

          To the extent the Call Option is not exercised and the Company exercises the Put Option, the New Preferred Stock issuable to the Significant Equityholders thereunder will be issued in private placement transactions exempt from registration with the SEC pursuant to Section 4(2) of the Securities Act and may not be sold or otherwise disposed of except pursuant to an effective registration statement or pursuant to an available exemption from such registration requirements. The New Preferred Stock, if issued to the Significant Equityholders, will include a legend on the certificates evidencing such securities indicating their restricted status.

          Additional Common Stock issued as part of the Rights Offering and to the extent the Significant Equityholders exercise the Call Option, the Additional Common Stock issuable to the Significant Equityholders thereunder will be issued pursuant to the Registration Statement, provided that such Registration Statement is declared "effective" by the SEC, but may be subject to resale restrictions if held by an affiliate of the Reorganized Debtors.

          H. Waiver of Bankruptcy Rule 3020(e) and Federal Rule of Civil Procedure 62(a).

          The Debtors may request that the Confirmation Order include (a) a finding that Bankruptcy Rule 3020(e) and Fed. R. Civ. P. 62(a) shall not apply to the Confirmation Order and (b) authorization for the Debtors to consummate the Plan immediately after entry of the Confirmation Order.

          I.   Exhibits/Schedules.

          All exhibits and schedules to the Plan and the Plan Supplement are incorporated into and constitute a part of the Plan as if fully set forth herein.

          J.   Notices.

          All notices, requests, and demands hereunder to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

          To the Debtors: Foamex International Inc., 1000 Columbia Avenue, Linwood, Pennsylvania 19061, attention: Gregory J. Christian, with a copy to (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, attention: Alan W. Kornberg, Esq. and Brian S. Hermann, Esq., Tel.: (212) 373-3000, Fax: (212) 757-3990, and (ii) Young Conaway
Stargatt & Taylor, LLP, 1000 West Street, 17th Floor, P.O. Box 391, Wilmington, Delaware 19801, attention: Pauline K. Morgan, Esq. and Joseph M. Barry, Esq.,
Tel: (302) 571-6600, Fax: (302) 571-1253.

          To the Ad Hoc Committee of Senior Secured Noteholders: (i) Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, attention: Adam Harris Esq., Tel.: (212) 756-2000, Fax: (212) 593-5955, and (ii) Richards,
Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware, 19801, attention: John H. Knight, Esq., Tel.: (302) 651-7700, Fax:
(302) 651-7701.

          To the Creditors' Committee: (i) Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey, 07068-1791, attention: Kenneth A. Rosen, Esq.,
Tel.: (973) 597-2500,  Fax: (973) 597-2400, and (ii) Greenberg Traurig, LLP, The
Nemours Building, 1007 North Orange Street, Suite 1200, Wilmington, Delaware, 19899, attention: Donald J. Detweiler, Tel.: (302) 661-7000, Fax: (302) 661-7360.

          To the Significant Equityholders: Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006, attention James L. Bromley, Esq., Tel.: (212) 225-2000, Fax: (212) 225-3999, and (ii) Morris, Nichols, Arsht
& Tunnell LLP, 1201 North Market Street, P.O. Box 1347, Wilmington, Delaware 19899-1347, attention: William H. Sudell, Jr., Esq., Tel: (302) 658-9200, Fax:
(302) 658-3989.

          The Agents for the DIP Lenders: (i) Kaye Scholer LLP, 425 Park Avenue, New York, NY 10022-3598, attention: Marc D. Rosenberg, Esq. and Albert M. Fenster, Esq., Tel.: (212) 836-8000, Fax: (212) 836-8689, (ii) Schulte Roth &
Zabel LLP, 919 Third Avenue, New York, New York 10022, attention: Fredric L. Ragucci, Esq., Tel.: (212) 756-2000, Fax: (212) 593-5955, (iii) Buchanan
Ingersoll & Rooney P.C., The Brandywine Building, 1000 West Street, Suite 1410, Wilmington, Delaware 19801, attention: Jami B. Nimeroff, Esq., Tel.: (302) 552-4200, Fax: (302) 522-4295, and (iv) Landis Rath & Cobb, LLP, 919 Market
Street, Suite 600, Wilmington,  Delaware 19899, attention: Adam C. Landis, Esq.,
Tel: (302) 467-4400, Fax: (302) 467-4450.

          The Agents for the Exit Lenders: (i) Kaye Scholer LLP, 425 Park Avenue, New York, NY 10022-3598, attention: Marc D. Rosenberg, Esq. and Albert
M. Fenster,  Esq.,  Tel.:  (212)  836-8000,  Fax: (212) 836-8689 and (ii) Cahill
Gordon & Reindel, LLP, 80 Pine Street, New York, NY 10005, attention: Susanna M. Suh, Esq., Tel.: (212) 701-3686, Fax.: (212) 378-2611.

          The Office of the United States Trustee: 844 King Street, Suite 2207, Wilmington, Delaware 19801, attention: David L. Buchbinder, Esq., Tel.: (302) 573-6491, Fax: (302) 573-6497.

          K.   Plan Supplement.

          Forms of the documents relating to the Exit Facilities, the Registration Rights Agreement, the Call Option Agreement, the Amended and Restated Certificate of Incorporation, the Amended and Restated By-Laws, the Other Amended and Restated Governing Documents, the FMXI Conversion Documents, a notice setting forth the identities, terms and nature of the compensation of the Reorganized Debtors' senior officers and directors and the employment contracts to be entered into with the Reorganized Debtors' senior officers, and such other documents and information as the

Debtors determine to be necessary or appropriate to the implementation and/or confirmation of the Plan shall be contained in the Plan Supplement, which will be filed with the Clerk of the Court no later than ten (10) days prior to the Confirmation Hearing; provided, however, that the Debtors may amend any of the Plan Supplement Documents through and including the Effective Date in a manner consistent with the Plan and with the prior written consent of each of the Significant Equityholders and the Exit Facilities Agent (which consent shall not be unreasonably withheld) and consent of any other non-Debtor third parties to the relevant document. The Plan Supplement may be inspected in the office of the Clerk of the Court during normal court hours and shall be available online at Bankruptcy Services, LLC's website at Foamex's dedicated web page on www.bsillc.com. Holders of Claims or Equity Interests may also obtain a copy of the Plan Supplement upon written request to the Debtors in accordance with
Article X.J of the Plan.

          L.   Conflict.

          The terms of this Plan shall govern in the event of any inconsistency with the summary of the Plan set forth in the Disclosure Statement. The terms of the Confirmation Order shall govern in the event of any inconsistency with the Plan or the summary of the Plan set forth in the Disclosure Statement.

          M.   Setoff by the United States.

          The valid setoff rights, if any, of the United States of America will be unaffected by this Plan or confirmation hereof.

                                      XI.

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

          A.   Assumption  and  Rejection of Executory  Contracts  and Unexpired
               Leases.

          Except for those executory contracts and unexpired leases that are specified as rejected in this Article XI below, and other than executory contracts or unexpired leases that have expired or terminated pursuant to their own terms during the pendency of the Chapter 11 Cases or been assumed earlier in the Chapter 11 Cases, benefit plans, which are specifically dealt with in
Article XII of the Plan, or insurance policies, which are specifically dealt with in Article VIII.N of the Plan, all of the executory contracts and unexpired leases that exist between the Debtors and any Person are specifically assumed as of and subject to the occurrence of the Effective Date pursuant to the Plan. To the extent any such executory contracts or unexpired leases have been amended prior to the Confirmation Date, such contracts or leases shall be assumed as so amended.

          The following executory contracts and unexpired leases are rejected:

          (i) executory contacts or unexpired leases that have been rejected by the Debtors before the Confirmation Date;

          (ii) executory contracts or unexpired leases that are the subject of a motion to reject pending on the Confirmation Date; and

          (iii) employment agreements that were terminated or rejected prior to the Confirmation Date or in connection with the Plan.

          B.   Cure.

          Except as otherwise agreed to by the parties, on the Initial Distribution Date, the Reorganized Debtors shall cure any and all undisputed defaults under any executory contract or unexpired lease that is assumed pursuant to the Plan in accordance with section 365 of the Bankruptcy Code. Unless the parties to the contract or lease agree otherwise, all disputed defaults that are required to be cured shall be cured by the later to occur of
(i) ten (10) days after the entry of a Final Order determining the amount, if any, of the Debtors or the Reorganized Debtors' liability with respect thereto and (ii) the Initial Distribution Date.

          C.   Rejection Damage Claims.

          All Claims for damages arising from the rejection of executory contracts or unexpired leases must be filed with the Court in accordance with the terms of the order authorizing such rejection. Any Claims not filed within such time shall be forever barred from assertion against the Debtors, their respective estates and the Reorganized Debtors. All Allowed Claims arising from the rejection of executory contracts or unexpired leases shall be treated as Class 5 General Unsecured Claims.

                                      XII.

                                  BENEFIT PLANS

          As, and subject to the occurrence, of the Effective Date, all employee compensation and benefit plans, policies and programs of the Debtors applicable generally to their employees, including agreements and programs subject to section 1114 of the Bankruptcy Code, as in effect on the Effective Date, including, without limitation, all savings plans, retirement plans, health care plans, disability plans, severance benefit plans, incentive plans, and life, accidental death, and dismemberment insurance plans and workers' compensation programs, shall be deemed to be, and shall be treated as though they are, executory contracts that are assumed under the Plan, and the Debtors' obligations under such agreements and programs shall survive the Effective Date of the Plan, without prejudice to the Reorganized Debtors' rights under applicable non-bankruptcy law to modify, amend, or terminate the foregoing arrangements, except for (i) such executory contracts or plans specifically rejected pursuant to the Plan (to the extent such rejection does not violate section 1114 of the Bankruptcy Code) and (ii) such executory contracts or plans that have previously been terminated or rejected, pursuant to a Final Order, or specifically waived by the beneficiaries of such plans, contracts or programs.

          The Debtors and the Reorganized Debtors, as the case may be, will continue to be the contributing sponsors of all pension plans which are defined as benefit pension plans by the Pension Benefit Guaranty Corporation (the "PBGC") under Title IV of the Employee Retirement Income Security Act of 1974 ("ERISA"), 29 U.S.C. ss. 1301-1461. The Confirmation Order shall provide that
(i) such pension plans are subject to minimum funding  requirements of ERISA and section 412 of the Internal Revenue Code, (ii) no provision of the Plan, the Confirmation Order, or section 1141 of the Bankruptcy Code, shall, or shall be construed to, discharge, release or relieve the Debtors or any other party, in any capacity, from any liability with respect to such pension plans under ERISA or under Internal Revenue Code section 412 and (iii) neither the PBGC nor such pension plans shall be enjoined from enforcing such liability as a result of the Plan's provisions for satisfaction, release and discharge of Claims.

                                     XIII.

                   CONFIRMATION AND EFFECTIVENESS OF THE PLAN

          A.   Conditions Precedent to Confirmation.

          The Plan shall not be confirmed by the Court unless and until the following conditions have been satisfied in full or waived pursuant to Article
XIII.C:

          1. The Court shall have entered an order finding that the Disclosure Statement, in form and substance reasonably acceptable to the Significant Equityholders, the Exit Facilities Agent and the Debtors, contains adequate information pursuant to section 1125 of the Bankruptcy Code;

          2. The Plan shall be in form and substance materially consistent with the Equity Commitment Agreement and shall be reasonably acceptable to the Significant Equityholders, the Exit Facilities Agent and the Debtors;

          3. The Court shall have entered the Confirmation Order in form and substance reasonably acceptable to the Significant Equityholders, the DIP Agents, the Exit Facilities Agent and the Debtors;

          4. All documents to be executed, delivered or filed pursuant to the Plan, including all Plan Supplement Documents, shall be in form and substance reasonably acceptable to the Significant Equityholders, the Exit Facilities Agent and the Debtors;

          5. The Debtors' existing commitments for the Exit Facilities shall not have expired and shall be in full force and effect; and

          6. The Equity Commitment Agreement shall not have terminated or expired pursuant to its terms.

          B.   Conditions Precedent to Effectiveness.

          The Plan shall not become effective unless and until it has been confirmed and the following conditions have been satisfied in full or waived pursuant to Article XIII.C:

          1. The Confirmation Order, in form and substance reasonably acceptable to the Significant Equityholders, the DIP Agents, the Exit Facilities Agent and the Debtors, shall have been entered, and no stay or injunction shall be in effect precluding the consummation of the transactions contemplated by the Plan and such Confirmation Order shall not have been modified or vacated on appeal;

          2. All undisputed statutory fees then due and payable to the United States Trustee shall have been paid in full;

          3. All documents to be executed, delivered or filed pursuant to the Plan, including all Plan Supplement Documents, shall be in form and substance reasonably acceptable to the Significant Equityholders, the Exit Facilities Agent and the Debtors and such documents shall be executed, delivered or filed, as the case may be;

          4. All actions, authorizations, filings, consents and regulatory approvals required (if any) shall have been obtained, effected or executed in a manner acceptable to the Significant Equityholders, the Exit Facilities Agent and the Debtors and shall remain in full force and effect;

          5. All amounts due under the DIP Revolving Credit Facility shall have been indefeasibly paid in full in Cash and the liens and security interests granted thereunder terminated;

          6. All amounts due under the DIP Term Loan Credit Facility shall have been indefeasibly paid in full in Cash and the liens and security interests granted thereunder terminated;

          7. The Exit Facilities shall have been entered into by the Debtors and the other parties thereto and all conditions to the initial borrowings under the Exit Facilities shall have been satisfied in accordance with the terms thereof (but for the occurrence of the Effective Date);

          8. The Equity Commitment Agreement shall have been executed by the parties thereto, approved by the Court and shall not have expired or terminated by its terms;

          9. The Rights Offering shall have been consummated in a manner that is reasonably acceptable to the Significant Equityholders, the Exit Facilities Agent and the Debtors;

          10. The Put Option or the Call Option, as applicable, shall have been exercised, if necessary, as provided in the Plan and the Put Option Agreement; and

          11. The Put Option Conditions shall have been satisfied or waived in accordance with the terms of the Equity Commitment Agreement.

          C.   Waiver of Conditions.

          The  Debtors  may  waive  any or all of the  conditions  set  forth in
Article XIII.A and B (except for the condition set forth in sub-section B.1 above) at any time, with the prior written consent of the Significant Equityholders without leave or order of the Court and without any formal action.

          D.   Effect of Failure of Conditions.

          In the event that the Effective Date does not occur on or prior to February 28, 2007, or such later date as may be agreed to by the Debtors, the Significant Equityholders and the Exit Facilities Agent, upon notification submitted by the Debtors to the Court: (a) the Confirmation Order shall be vacated, (b) no Distributions under the Plan shall be made, (c) the Debtors and all holders of Claims and Equity Interests shall be restored to the status quo ante as of the day immediately preceding the Confirmation Date as though the Confirmation Date had never occurred, and (d) the Debtors' obligations with respect to the Claims and Equity Interests shall remain unchanged and nothing contained in the Plan shall constitute or be deemed a waiver or release of any Claims or Equity Interests by or against the Debtors or any other person or to prejudice in any manner the rights of the Debtors or any person in any further proceedings involving the Debtors.

          E.   Vacatur of Confirmation Order.

          If a Final Order denying confirmation of the Plan is entered, or if the Confirmation Order is vacated, then the Plan shall be null and void in all respects, and nothing contained in the Plan shall (a) constitute a waiver or release of any Claims against or Equity Interests in the Debtors; (b) prejudice in any manner the rights of the holder of any Claim against, or Equity Interest in, the Debtors; (c) prejudice in any manner any right, remedy or claim of the Debtors; or (d) be deemed an admission against interest by the Debtors.

          F.   Revocation, Withdrawal, or Non-Consummation.

               1.   Right to Revoke or Withdraw.

          The Debtors reserve the right to revoke or withdraw the Plan at any time prior to the Effective Date.

               2.   Effect of Withdrawal, Revocation, or Non-Consummation.

          If the Debtors revoke or withdraw the Plan prior to the Effective Date, or if the Confirmation Date or the Effective Date does not occur, the Plan, any settlement or compromise embodied in the Plan (including the fixing or limiting to an amount certain any Claim or Interest or Class of Claims or Interests), the assumption or rejection of executory contracts, unexpired leases, insurance policies or benefit plans effected by the Plan, any release, exculpation or indemnification provided for in the Plan, and any document or agreement executed pursuant to the Plan shall be null and void. In such event, nothing contained herein, and no acts taken in preparation for consummation of the Plan, shall be deemed to constitute a waiver or release of any Claims by or against or Interests in the Debtors or any other Person, to prejudice in any manner the rights of the Debtors or any Person in any further proceedings involving the Debtors, or to constitute an admission of any sort by the Debtors or any other Person.

Dated:   October 23, 2006

                                 FOAMEX INTERNATIONAL INC.


                                 By:  /s/ Gregory J. Christian
                                      ------------------------------------------
                                      Name:  Gregory J. Christian
                                      Title: Executive Vice President,
                                             Chief Restructuring Officer
                                             and General Counsel


                                 FMXI, INC.

                                 By:  /s/ Gregory J. Christian
                                      ------------------------------------------
                                      Name:  Gregory J. Christian
                                      Title: Vice President, Chief Restructuring
                                             Officer and Secretary


                                 FOAMEX L.P.

                                 By:  FMXI, INC.
                                      Foamex L.P.'s Managing General Partner


                                 By:  /s/ Gregory J. Christian
                                      ------------------------------------------
                                      Name:  Gregory J. Christian
                                      Title: Vice President, Chief Restructuring
                                                    Officer and Secretary


                                 FOAMEX CAPITAL CORPORATION

                                 By:  /s/ Gregory J. Christian
                                      ------------------------------------------
                                      Name:  Gregory J. Christian
                                      Title  Vice President, Chief Restructuring
                                             Officer and Secretary

                                 FOAMEX CARPET CUSHION LLC

                                 By:  /s/ Gregory J. Christian
                                      ------------------------------------------
                                      Name:  Gregory J. Christian
                                      Title: Vice President, Chief Restructuring
                                             Officer and Secretary


                                FOAMEX ASIA, INC.

                                 By:  /s/ Gregory J. Christian
                                      ------------------------------------------
                                      Name:  Gregory J. Christian
                                      Title: Vice President, Chief Restructuring
                                             Officer and Secretary


                                FOAMEX LATIN AMERICA, INC.

                                 By:  /s/ Gregory J. Christian
                                      ------------------------------------------
                                      Name:  Gregory J. Christian
                                      Title: Vice President, Chief Restructuring
                                             Officer and Secretary


                                FOAMEX MEXICO, INC.

                                 By:  /s/ Gregory J. Christian
                                      ------------------------------------------
                                      Name:  Gregory J. Christian
                                      Title: Vice President, Chief Restructuring
                                             Officer and Secretary


                                FOAMEX MEXICO II, INC.

                                 By:  /s/ Gregory J. Christian
                                      ------------------------------------------
                                      Name:  Gregory J. Christian
                                      Title: Vice President, Chief Restructuring
                                             Officer and Secretary

                         PLAN EXHIBIT AND SCHEDULE LIST


                     Exhibit A - Equity Commitment Agreement

                        Schedule A -- Unliquidated Claims

                     Exhibit A - Equity Commitment Agreement


     Incorporated herein by reference to the Exhibit to the Current Report on Form 8-K of Foamex International Inc., Foamex L.P., and Foamex Capital Corporation reporting an event that occurred on October 13, 2006.

                        Schedule A -- Unliquidated Claims
                            (as of October 23, 2006)

SCHEDULE A

CLAIM
NUMBER  CLAIMANT NAME & ADDRESS

 73800  4011 BUILDING LLC
        ATTN: JEAN MCGEE
        PO BOX 2979
        PHOENIX, AZ 85062

120400  BANK OF AMERICA, NA, ET AL
        C/O KAYE SCHOLER LLP
        ALBERT FENSTER & MARC ROSENBERG, ESQS
        425 PARK AVE
        NEW YORK, NY 10022

120500  BANK OF AMERICA, NA, ET AL
        C/O KAYE SCHOLER LLP
        ALBERT FENSTER & MARC ROSENBERG, ESQS
        425 PARK AVE
        NEW YORK, NY 10022

120600  BANK OF AMERICA, NA, ET AL
        C/O KAYE SCHOLER LLP
        ALBERT FENSTER & MARC ROSENBERG, ESQS
        425 PARK AVE
        NEW YORK, NY 10022

120700  BANK OF AMERICA, NA, ET AL
        C/O KAYE SCHOLER LLP
        ALBERT FENSTER & MARC ROSENBERG, ESQS
        425 PARK AVE
        NEW YORK, NY 10022

120800  BANK OF AMERICA, NA, ET AL
        C/O KAYE SCHOLER LLP
        ALBERT FENSTER & MARC ROSENBERG, ESQS
        425 PARK AVE
        NEW YORK, NY 10022

120900  BANK OF AMERICA, NA, ET AL
        C/O KAYE SCHOLER LLP
        ALBERT FENSTER & MARC ROSENBERG, ESQS
        425 PARK AVE
        NEW YORK, NY 10022

121000  BANK OF AMERICA, NA, ET AL
        C/O KAYE SCHOLER LLP
        ALBERT FENSTER & MARC ROSENBERG, ESQS
        425 PARK AVE
        NEW YORK, NY 10022

121100  BANK OF AMERICA, NA, ET AL
        C/O KAYE SCHOLER LLP
        ALBERT FENSTER & MARC ROSENBERG, ESQS
        425 PARK AVE
        NEW YORK, NY 10022

121200  BANK OF AMERICA, NA, ET AL
        C/O KAYE SCHOLER LLP
        ALBERT FENSTER & MARC ROSENBERG, ESQS
        425 PARK AVE
        NEW YORK, NY 10022

 95100  BIECHELE, DANIEL
        C/O PETER N HILL, ESQ
        WOLFF, HILL, MCFARLIN HERRON, PA
        1851 W COLONIAL DR
        ORLANDO, FL 32804

 95200  BIECHELE, DANIEL
        C/O PETER N HILL, ESQ
        WOLFF, HILL, MCFARLIN HERRON, PA
        1851 W COLONIAL DR
        ORLANDO, FL 32804

 95000  BIECHELE, DANIEL
        C/O PETER N HILL, ESQ
        WOLFF, HILL, MCFARLIN HERRON, PA
        1851 W COLONIAL DR
        ORLANDO, FL 32804

 82200  BNY FINANCIAL CORP N/K/A GMACC FIN
        C/O CRAIG M GENO & JEFFREY K TYREE
        HARRIS& GENO, PLLC
        PO BOX 3380
        RIDGELAND, MS 39158-3380

 93400  BRENDA GOGUEN
        ATTN: EVA MARIE MANCUSO
        HAMEL, WAXLER, ALLEN & COLLINS
        387 ATWELLS AVE
        PROVIDENCE, RI 02909

101000  BUTLER, MICHAEL
        56 MOONACHIE RD
        HACKENSACK, NJ 07601

 93100  CARPET PADDING SHRINKAGE (NORDSTORM)
        C/O DAVID G JOHANSEN, DIV VP
        & COUNSEL, NORDSTROM
        1700 SEVENTH AVE, STE 1000
        SEATTLE, WA 98101-4407

 53100  CHINOOK GROUP
        C/O GILBERTSON DAVIS EMERSON LLP
        ATTN: JOHN L DAVIS,ESQ
        20 QUEEN ST WEST, STE 2020
        TORONTO, ON M5H 3R3
        CANADA

 82700  CITY OF PHILA/DIANE STANLEY/KENDRA HOGAN
        C/O SEGAL WOLFE BERK ET AL
        17010 BANJAMIN FRANKLIN PKWY
        PHILADELPHIA, PA 19103

 86400  CONTINENTAL CASUALTY CO
        C/O CARROLL, MCNULTY & KULL, LLC
        ATTN: CHRISTOPHER R CARROLL, ESQ
        570 LEXINGTON AVE 10TH FL
        NEW YORK, NY 10022-6837

119000  DOUGLAS COUNTY, NEBRASKA
        JULIE HANEY - TREASURER
        909 CIVIC CTR
        1819 FARNAM ST
        OMAHA, NB 68183

 95700  ENGINEERED FOAM PRODUCTS CANADA LTD
        C/O LAWSON MCGRENERE LLP
        SUITE 700, 120 ADELAIDE ST
        WEST
        TORONTO, ON M5H 1T1
        CANADA

 78400  EST OF MATTHEW J BY JOHN PICKETT
        C/O CHARLES N REDIHAN, JR
        KIERNAN PLUNKETT & REDIHAN
        91 FRIENDSHIP STT
        PROVIDENCE, RI 02903

 80500  ESTATE OF CHRISTOPHER G ARRUBA, ET AL
        JOHN N CALVINO LAW ASSOCS
        ATTN: STEVEN A MINICUCCI ESQ RI
        373 ELMWOOD AVE
        PROVIDENCE, RI 02907

 80100  ESTATE OF JEFFREY WOOD MARTIN, ET AL
        HAMEL WAXLER ALLEN & COLLINS
        ATTN: EVA MARIE MANCUSO
        387 ATWELLS AVE
        PROVIDENCE, RI 02909

 80300  ESTATE OF JUDE B HENAULT, ET AL
        THE REARDON LAW FIRM PC
        ATTN: ROBERT I REARDON, JR ESQ
        160 HEMPSTEAD ST
        NEW LONDON, CT 06320

 80400  ESTATE OF JUDE B HENAULT, ET AL
        THE REARDON LAW FIRM PC
        ATTN: ROBERT I REARDON JR ESQ
        160 HEMPSTEAD ST
        NEW LONDON, CT 06320

103800  ESTATE OF JUDE B HENAULT, ET AL
        ATTN:ROBERT I REARDON JR, ESQ
        THE REARDON LAW FIRM, PC
        160 HEMPSTEAD ST
        NEW LONDON, CT 06320

 75600  ESTATE OF KEVIN ANDERSON, ET AL
        ATTN: MAX WISTOW, ESQ
        61 WEYBOSSET ST
        PROVIDENCE, RI 02903

 80600  ESTATE OF MATTHEW J BY JOHN PICKETT
        KIERNAN PLUNKETT & REDIHAN
        ATTN: CHARLES N REDIHAN JR
        91 FRIENDSHIP ST
        PROVIDENCE, RI 02903

 79800  ESTATE OF MATTHEW P DARBY, ET AL
        BREGGIA BOWEN & GRANDE
        ATTN:STEPHEN E BREGGIA, ESQ
        395 SMITH ST
        PROVIDENCE, RI 02908

103900  ESTATE OF TAMMY MATTERA-HOUSA
        ATTN: MICHAEL A ST PIERRE, ESQ
        REVENS REVENS & ST PIERRE
        946 CENTERVILLE RD
        WARWICK, RI 02886

 15300  FRANK GELALIA
        2310 LAKE SIDE DR
        ORLANDO, FL 32803

 78300  GAUVIN, GINA M
        C/O CHARLES N REDIHAN, JR
        KIERNAN, PLUNKETT & REDIHAN
        91 FRIENDSHIP ST
        PROVIDENCE, RI 02903

 80700  GINA M GAUVIN, ET AL
        KIERNAN PLUNKETT & REDIHAN
        ATTN: CHARLES N REDIHAN JR
        91 FRIENDSHIP ST
        PROVIDENCE, RI 02903

126000  HARRIS COUNTY/CITY OF HOUSTON
        LINEBARGER GOGGAN BLAIR ET AL
        ATTN: JOHN P DILLMAN
        placePO BOX 3064
        HOUSTON, TX 77253-3064

 95400  HEWLETT-PACKARD CARIBE LIMITED
        HEWLETT PACKARD COET placeStateAL
        C/O ANNE M KENNELLY, CORP CNSL
        3000 HANOVER ST, MAIL STOP 1050
        PALO ALTO, CA 94304-1112

125800  HOUSTON ISD
        LINEBARGER GOGGAN BLAIR ET AL
        ATTN: JOHN P DILLMAN
        placePO BOX 3064
        HOUSTON, TX 77253-3064

 26200  JOHN A AITKEN
        833 WESTBROOK DR
        NEWTON, NC 28658

104200  KOLASA, KATRINA
        placePO BOX 791
        BALTIC, CT 06330

 83800  MAX WISTOW ESQ
        61 WEYBOSSET ST
        PROVIDENCE, RI 02903

 87400  NAT'L UNION FIRE INS CO, ET AL
        AIG LAW DEPT - BANKRUPTCY
        ATTN: MICHELLE A LEVITT, ESQ
        70 PINE ST, 31ST FL
        NEW YORK, NY 10270

 87500  NAT'L UNION FIRE INS CO, ET AL
        AIG LAW DEPT - BANKRUPTCY
        ATTN: MICHELLE A LEVITT, ESQ
        70 PINE ST, 31ST FL
        NEW YORK, NY 10270

 87600  NAT'L UNION FIRE INS CO, ET AL
        AIG LAW DEPT - BANKRUPTCY
        ATTN: MICHELLE A LEVITT, ESQ
        70 PINE ST, 31ST FL
        NEW YORK, NY 10270

 87700  NAT'L UNION FIRE INS CO, ET AL
        AIG LAW DEPT - BANKRUPTCY
        ATTN: MICHELLE A LEVITT, ESQ
        70 PINE ST, 31ST FL
        NEW YORK, NY 10270

 87800  NAT'L UNION FIRE INS CO, ET AL
        AIG LAW DEPT - BANKRUPTCY
        ATTN: MICHELLE A LEVITT, ESQ
        70 PINE ST, 31ST FL
        NEW YORK, NY 10270

 87900  NAT'L UNION FIRE INS CO, ET AL
        AIG LAW DEPT - BANKRUPTCY
        ATTN: MICHELLE A LEVITT, ESQ
        70 PINE STT, 31ST FL
        NEW YORK, NY 10270

 88000  NAT'L UNION FIRE INS CO, ET AL
        AIG LAW DEPT - BANKRUPTCY
        ATTN: MICHELLE A LEVITT, ESQ
        70 PINE ST, 31ST FL
        NEW YORK, NY 10270

 88100  NAT'L UNION FIRE INS CO, ET AL
        AIG LAW DEPT - BANKRUPTCY
        ATTN: MICHELLE A LEVITT, ESQ
        70 PINE ST, 31ST FL
        NEW YORK, NY 10270

 88200  NAT'L UNION FIRE INS CO, ET AL
        AIG LAW DEPT - BANKRUPTCY
        ATTN: MICHELLE A LEVITT, ESQ
        70 PINE ST, 31ST FL
        NEW YORK, NY 10270

126600  NEW MEXICO ENVIRONMENT DEPARTMENT
        ATTN: LESLIE BARNHART
        PO BOX 26110
        SANTA FE, NM 87502

 92900  OOO "PKF" FLINT
        C/O JERROD S KULBACK, ES.
        ARCHER & GREINER, PC
        ONE CENTENNIAL SQ
        HADDONFIELD, NJ 08033

 65800  PATRICK T JONES, ESQ
        COOLEY MANION JONES LLP
        21 CUSTOM HOUSE ST
        BOSTON, MA 02110

 90100  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHIEF COUNSEL, STE 340
        ATTN: DEBORAH J BISCO, ATTY
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 90300  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHIEF COUNSEL, STE 340
        ATTN: DEOBORAH J BISCO, ATTY
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 90400  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHEIF COUNSEL, STE 340
        ATTN: BEBORAH J BISCO, ATTY
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 90600  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHIEF COUNSEL, STE 340
        ATTN: DEBORAH J BISCO, ATTY
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 90700  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHIEF COUNSEL, STE 340
        ATTN: DEBORAH J BISCO, ATTY
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 90900  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHIEF COUNSEL, STE 340
        ATTN: DEBORAH J BISCO, ATTY
        WASHINGTON, DC 20005-4026

 91000  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHIEF COUNSEL,STE 340
        ATTN: DEBORAH J BISCO, ATTY
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 91300  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHIEF COUNSEL, STE 340
        ATTN: DEBORAH J BISCO, ATTY
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 91500  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHIEF COUNSEL, STE 340
        ATTN: DEBORAH J BISCO, ATTY
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 91600  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHIEF COUNSEL, STE 340
        ATTN: DEBORAH J BISCO, ATTY
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 92300  PENSION BENEFIT GUARANTY CORP
        ATTN: DEBORAH J. BISCO, ATTY
        OFFICE OF THE CHIEF COUNSEL, STE 340
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 91800  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHIEF COUNSEL, STE 340
        ATTN: DEBORAH J BISCO, ATTY
        1200 K ST
        WASHINGTON, DC 20005-4026

 91900  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHIEF COUNSEL, STE 340
        ATTN: DEBORAH J BISCO
        1200 K ST
        WASHINGTON, DC 20005-4026

 92100  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHIEF COUNSEL, STE 340
        ATTN: DEBORAH J BISCO, ATTY
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 92200  PENSION BENEFIT GUARANTY CORP
        OFFICE OF THE CHIEF COUNSEL, STE 340
        ATTN: DEBORAH J BISCO
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 92400  PENSION BENEFIT GUARANTY CORP
        ATTN: DEBORAH J BISCO, ATTY
        OFFICE OF THE CHIEF COUNSEL, STE 340
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 92500  PENSION BENEFIT GUARANTY CORP
        ATTN: DEBORAH J BISCO, ATTY
        OFFICE OF THE CHIEF, COUNSEL, STE 340
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 92600  PENSION BENEFIT GUARANTY CORP
        ATTN: DEBORAH J BISCO, ATTY
        OFFICE OF THE CHIEF COUNSEL, STE 340
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 92700  PENSION BENEFIT GUARANTY CORP
        ATTN: DEBORAH J BISCO, ATTY
        OFFICE OF THE CHIEF COUNSEL, STE 340
        1200 K ST, NW
        WASHINGTON, DC 20005-4026

 86300  PUBLIC UTILITY SERVICE CORP
        734 SPRINGDALE DR
        EXTON, PA 19341

 82800  RUSSELL BRAMLEY ESQ
        875 CENTERVILLE RD
        BLDG 2, UNIT 4B6
        WARWICK, RI 02886

119500  SILVER POINT FINANCE, LLC
        TWO GREENWICH PLAZA
        1ST FL
        GREENWICH, CT 06830

119600  SILVER POINT FINANCE, LLC
        TWO GREENWICH PLAZA
        1ST FL
        GREENWICH, CT 06830

119700  SILVER POINT FINANCE, LLC
        TWO GREENWICH PLAZA
        1ST FL
        GREENWICH, CT 06830

119800  SILVER POINT FINANCE, LLC
        TWO GREENWICH PLAZA
        1ST FL
        GREENWICH, CT 06830

119900  SILVER POINT FINANCE, LLC
        TWO GREENWICH PLAZA
        1ST FL
        GREENWICH, CT 06830

120000  SILVER POINT FINANCE, LLC
        TWO GREENWICH PLAZA
        1ST FL
        GREENWICH, CT 06830

120100  SILVER POINT FINANCE, LLC
        TWO GREENWICH PLAZA
        1ST FL
        GREENWICH, CT 06830

120200  SILVER POINT FINANCE, LLC
        TWO GREENWICH PLAZA
        1ST FL
        GREENWICH, CT 06830

120300  SILVER POINT FINANCE, LLC
        TWO GREENWICH PLAZA
        1ST FL
        GREENWICH, CT 06830

 76000  STANLEY BURG
        DEUTSCHE BANK TRUST CO AMERICA
        TRUST & SECURITIES SERVICES
        MS NYC60-2720, 60 WALL ST
        NEW YORK, NY 10005-2858

 76100  STANLEY BURG
        DEUTSCHE BANK TRUST CO AMERICA
        TRUST & SECURITIES SERVICES
        MS NYC60-2720, 60 WALL ST
        NEW YORK, NY 10005-2858

 76200  STANLEY BURG
        DEUTSCHE BANK TRUST CO AMERICA
        TRUST & SECURITIES SERVICES
        MS NYC60-2720, 60 WALL ST
        NEW YORK, NY 10005-2858

 76300  STANLEY BURG
        DEUTSCHE BANK TRUST CO AMERICA
        TRUST & SECURITIES SERVICES
        MS NYC60-2720, 60 WALL ST
        NEW YORK, NY 10005-2858

 76400  STANLEY BURG
        DEUTSCHE BANK TRUST CO AMERICA
        TRUST & SECURITIES SERVICES
        MS NYC60-2720, 60 WALL ST
        NEW YORK, NY 10005-2858

 76500  STANLEY BURG
        DEUTSCHE BANK TRUST CO AMERICA
        TRUST & SECURITIES SERVICES
        MS NYC60-2720, 60 WALL ST
        NEW YORK, NY 10005-2858

 76600  STANLEY BURG
        DEUTSCHE BANK TRUST CO AMERICA
        TRUST & SECURITIES SERVICES
        MS NYC60-2720, 60 WALL ST
        NEW YORK, NY 10005-2858

 76700  STANLEY BURG
        DEUTSCHE BANK TRUST CO AMERICA
        TRUST & SECURITIES SERVICES
        MS NYC60-2720, 60 WALL ST
        NEW YORK, NY 10005-2858

 76800  STANLEY BURG
        DEUTSCHE BANK TRUST CO AMERICA
        TRUST & SECURITIES SERVICES
        MS NYC60-2720, 60 WALL ST
        NEW YORK, NY 10005-2858

 96500  STEPHEN C TRAVIS
        6206 NIGHTINGALE ST
        MORRISTOWN, TN 37814

 46100  SUSAN AND MICHAEL J BAGNATO
        C/O CATHERINE BERLIN, ESQ
        ALTREUTER HABERMEHL
        617 MAIN ST
        BUFFALO, NY 14203

  3100  TN DEPT OF ENVIRONMENT AND CONSERVATION
        C/O TN ATTY GENERAL, BANKRUPTCY DIV
        PO BOX 20207
        NASHVILLE, TN 37202-0207

123400  U.S. CUSTOMS AND BORDER PROTECTION
        6650 TELECOM DRIVE
        P.O. BOX 68911
        INDIANAPOLIS, IN 46268

123600  UNITED STATES ON BEHALF OF E.P.A.
        KARL FINGERHOOD, ESQ.
        US DOJ, PO BOX 7611
        WASHINGTON, DC 20044

 25400  WALKER, LARRY
        264 ARLINGTON ST
        FOREST CITY, StateNC 28043

 69400  WILLIAMS, JOYCE A
        301 W 10TH ST
        AUBURN, IN 46706-2145